Exhibit 10.2

AMENDED AND RESTATED
SECURITIES EXCHANGE AGREEMENT
dated September 18, 2009
AMONG:

The Persons Listed on
SCHEDULE 2.1(a)

(Each, individually a “SALICO Shareholder ” and collectively, the “SALICO Shareholders”)
- and -

SOCIEDAD GARESTE LIMITADA
a limited liability company formed under the laws of Chile
(hereinafter referred to as “Gareste”)

- and -

ETNA RESOURCES INC.
a corporation formed under the laws of the Province of British Columbia
(hereinafter referred to as “Etna”)

- and -

PGM INTERNATIONAL S.A. CERRADA
a closed corporation formed under the laws of Chile
(hereinafter referred to as “PGM International”)

TABLE OF CONTENTS

ARTICLE 1
DEFINITIONS

5

1.1

Definitions

5

1.2

Hereof, Herein, etc.

9

1.3

Computation of Time Periods

9

1.4

Number and Gender

9

1.5

Knowledge

9

1.6

Schedules

9

ARTICLE 2
AGREEMENT TO EXCHANGE

9

2.1

Exchange of Shares

9

2.2

Closing and Delivery of Certificates

10

2.3

Tax Matters/Tax Elections

11

2.4

Escrow

11

2.5

Share Capital

11

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF GARESTE AND THE SALICO SHAREHOLDERS

11

3.1

Organization and Existence

12

3.2

Authorized Capital

12

3.3

Shareholders

12

3.4

Directors and Officers

12

3.5

Subsidiaries

12

3.6

Information

12

3.7

Authorization and Consents

12

3.8

No Other Agreement to Purchase

14

3.9

Agreements or Restrictions on Transfer of SALICO Shares

14

3.10

Loans to SALICO Shareholders

14

3.11

Taxes

14

3.12

Material Contracts

14

3.13

Title to Gareste Properties

14

3.14

Necessary Licenses and Permits

15

3.15

Compliance with Law

15

3.16

Employees

15

3.17

Litigation

15

3.18

Employee Benefit Plans

15

3.19

Inventory

15

3.20

Location of Office

15

3.21

Company Documents, Books and Records

16

3.22

No Limitations

16

3.23

Reporting Issuer Status

16

3.24

Regulatory Compliance

16

3.25

Environmental Laws

16

3.26

Enforceability

16

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF PGM INTERNATIONAL

16

4.1

Organization and Existence

17

4.2

Information

17

4.3

Authorization and Consents

17

4.4

Title to PGM Properties

17

4.5

Necessary Licenses and Permits

17

4.6

Compliance with Law

18

4.7

Litigation

18

4.8

No Limitations

18

4.9

Environmental Laws

18

4.10

Enforceability

18

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF SALICO SHAREHOLDERS

18

5.1

Capacity

18

5.2

Execution and Delivery

18

5.3

No Violation

19

5.4

Ownership

19

5.5

Not a U.S. Person

19

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF ETNA

19

6.1

Organization and Existence

19

6.2

Authorization

19

6.3

Consents

19

6.4

Authorized Capital

20

6.5

Reporting Issuer Status

20

6.6

TSXV Listing

20

6.7

Reports and Etna Financial Statements

20

6.8

Absence of Certain Changes

20

6.9

Corporate Documents, Books and Records

21

6.10

Information

21

6.11

No Other Agreement to Purchase

22

6.12

Shareholder Loans

22

6.13

Indebtedness and Liens

22

6.14

Indebtedness to Directors, Officers and Others

22

6.15

Taxes

22

6.16

Title to Assets

22

6.17

Material Contracts

22

6.18

Title to Property

22

6.19

Necessary Licenses and Permits

23

6.20

Compliance with Law

23

6.21

No Brokers

23

6.22

Employees

23

6.23

Litigation

23

6.24

Employee Benefit Plans

23

6.25

Inventory

23

6.26

Insurance

23

6.27

Location of Office

23

6.28

No Limitations

24

6.29

Regulatory Compliance

24

6.30

Non-Arm’s Length Transactions

24

6.31

Enforceability

24

6.32

No Undisclosed Material Liabilities

24

6.33

Declaration of Interest

24

ARTICLE 7
COVENANTS OF THE PARTIES

24

7.1

Filings

24

7.2

Additional Agreements

25

7.3

Access to Information

25

7.4

Conduct of Business of Gareste

26

7.5

Conduct of Business of PGM International

26

7.6

Conduct of Business of SALICO

26

7.7

Conduct of Business of Etna

27

7.8

Notification

29

7.9

Collection of Personal Information

29

7.10

Initial Payment

29

7.11

Organization of SALICO and transfer of Properties

30

7.12

Net Smelter Returns Royalty

30

7.13

Technical Report

30

ARTICLE 8
CONDITIONS TO OBLIGATION TO CLOSE

30

8.1

Etna’s Closing Conditions

30

8.2

Gareste and SALICO Shareholders’ Closing Conditions

31

ARTICLE 9
TERMINATION

34

9.1

Termination

34

9.2

Effect of Termination

34

9.3

Waivers and Extensions

34

ARTICLE 10
TRANSACTION COSTS

34

10.1

Transactions Costs

34

ARTICLE 11
NOTICES

34

11.1

Notices

34

ARTICLE 12
INDEMNIFICATION

36

12.1

Survival of Covenants, Agreements, Etc.

36

12.2

Indemnification by Gareste

36

12.3

Indemnification by PGM International

36

12.4

Indemnification by the SALICO Shareholders

36

12.5

Indemnification by Etna

36

12.6

Limitations on Amount of Liability of SALICO Shareholders

37

12.7

Notice of Claim

37

12.8

Direct Claims

37

12.9

Third Party Claims

38

12.10

Settlement of Third Party Claims

38

12.11

Co-operation

38

12.12

Exclusivity

38

ARTICLE 13
CONFIDENTIALITY

39

13.1

Confidential Information

39

ARTICLE 14
MISCELLANEOUS

39

14.1

Amendments and Waivers

39

14.2

Power of Attorney

39

14.3

Consent to Jurisdiction

39

14.4

Governing Law

39

14.5

Further Assurances

40

14.6

Time

40

14.7

Assignment

40

14.8

Independent Legal Advice

40

14.9

Public Announcement; Disclosure

40

14.10

Entire Agreement, Counterparts, Section Headings

40

14.11

Regulatory Approval

40

SCHEDULE 2.1(a)	SALICO Shareholders
SCHEDULE 2.1(e)	Accredited Investor Questionnaire
SCHEDULE 3.12	SALICO Material Contracts
SCHEDULE 3.13	Properties
SCHEDULE 5.17	Etna Material Contracts
SCHEDULE 6.11	Net Smelter Returns Royalty

WHEREAS Etna is a company whose common shares are listed on the TSXV (as defined herein);

WHEREAS Gareste is a company who currently owns the Gareste Properties (as defined herein);

WHEREAS PGM International is a closed company who currently owns the PGM Properties (as defined herein);

WHEREAS Gareste seeks to organize a closed company formed under the laws of Chile under the name South American Lithium Company S.A. Cerrada (“SALICO”), following which Gareste seeks to transfer the Gareste Properties and PGM International seeks to transfer the PGM Properties to SALICO;

WHEREAS the SALICO Shareholders are the proposed shareholders of SALICO;

WHEREAS Etna wishes to obtain all of the issued and outstanding SALICO Shares (as defined herein), with the exception of the SALICO Reservation (as defined herein), from the SALICO Shareholders, who wish to exchange their SALICO Shares for Etna Shares (as defined herein) on the terms and conditions herein contained;

WHEREAS following such share exchange, Etna will directly own all of the SALICO Shares, save for the SALICO Reservation, and the SALICO Shareholders will, in the aggregate, own 10,600,000, or approximately 44.6% of the issued and outstanding Etna Shares on a non-diluted basis, assuming 613,333 Finder’s Shares (as defined herein) are issued on Closing and assuming that 1,500,000 Etna Shares are issued in the Financing;

WHEREAS the Parties (as defined herein) entered into a Securities Exchange Agreement dated August 18, 2009 (the “Original Agreement”) to set out the terms and conditions of the share exchange;

WHEREAS the Parties wish to amend and restate the Original Agreement to add PGM International as a Party, to add the Piedra Parada Salar Concessions to the Gareste Properties, to clarify that the PGM Properties are held by PGM International and to reflect that Gareste will organize SALICO as a closed Chilean company and not a limited liability company (the “Amendments”); and

WHEREAS the Parties hereto wish to effect the Amendments by entering into this Agreement;

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

ARTICLE 1
DEFINITIONS

1.1

Definitions

For all purposes of this Agreement the following capitalized terms shall have the meanings set forth in this Article 1:

“1933 Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Affiliate” of an entity means any Person directly or indirectly controlling, controlled by or under common control, with such entity.

“Applicable Securities Legislation” means all applicable securities legislation in all jurisdictions relevant to the issuance of the Etna Shares to each of the SALICO Shareholders.

“Business Day” means a day, excluding Saturday and Sunday, on which banking institutions are open for business in Vancouver, British Columbia.

“Canadian GAAP” means accounting principles which are: (a) consistent with the principles promulgated or adopted by the Canadian Institute of Chartered Accountants and its predecessors, in effect from time to time; and (b) applied, unless otherwise required by Canadian GAAP, on a basis consistent with prior periods.

“Change of Control” means the acquisition, directly or indirectly, of beneficial ownership of voting securities that results in a holding of more than 20% of the issued and outstanding voting securities of Gareste or Etna, as applicable, by a third party, other than in connection with this Agreement.

“Charter” means, with respect to any corporation, such corporation’s articles of incorporation, certificate of incorporation, constating documents, notice of articles, by-laws or such other similar organizational documents as the same may be amended from time to time.

“Claim” has the meaning set forth in Section 12.7.

“Closing” means the closing of the share exchange between the SALICO Shareholders and Etna, pursuant to the terms of this Agreement at the Closing Time.

“Closing Date” means January 31, 2010, or such earlier or later date as may be agreed upon in writing by Gareste and Etna.

“Closing Time” means 10:00 a.m. (Vancouver time) on the Closing Date or such other time on the Closing Date as may be agreed upon by Gareste and Etna.

“Confidential Information” has the meaning set forth in Section 13.1.

“Control” in respect of a Person (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or by other arrangement.

“Direct Claim” has the meaning set forth in Section 12.7.

“Distribution” means: (a) the declaration or payment of any dividend in cash, securities or property on or in respect of any class of securities of the Person or its Subsidiaries; (b) the purchase, redemption or other retirement of any securities of the Person or its Subsidiaries, directly or indirectly; or (c) any other distribution on or in respect of any class of securities of the Person or its Subsidiaries.

“Dollars” and “$” means Canadian dollars, unless otherwise specified.

“Environmental Laws” means all applicable Laws relating to the protection of human health and safety, the environment or natural environment (as defined in all such Laws including air, surface water, ground water, land surface, soil, and subsurface strata), or hazardous or toxic substances or wastes, pollutants or contaminants.

“Etna Assets” means all assets owned by Etna.

“Etna Exchange Shares” means those certain shares of Etna to be issued to the SALICO Shareholders, more fully described in Schedule 2.1(a) attached hereto.

“Etna Financial Statements” has the meaning set forth in Section 6.7(a).

“Etna Options” means the outstanding stock options to acquire an aggregate 825,000 Etna Shares at a price of $0.15 per Etna Share until expiry on September 15, 2013.

“Etna Public Record” has the meaning set out in Section 5.5.

“Etna Property Shares” means up to 150,000 Etna Shares to be issued pursuant to the property option agreement dated May 28, 2007 among Etna, Richard Billingsley and Gaye Richards.

“Etna Shares” means the common shares in the capital of Etna.

“Etna Warrants” means the outstanding share purchase warrants to acquire an aggregate 440,000 Etna Shares at a price of $0.15 per Etna Share until expiry on July 24, 2011 issued to Etna’s agent in connection with its initial public offering.

“Financing” means the private placement equity financing of at least $450,000 at a price of at least $0.30 per Etna Share, a portion of which will be brokered.

“Finder” means MineGate Resource Capital Group.

“Finder’s Shares” means the 613,333 Etna Shares issuable to the Finder as a finder’s fee with respect to the Transaction issuable on the Closing Date, subject to such issuance satisfying Applicable Securities Laws and the policies of the TSXV.

“Gareste Properties” mean the 36 concessions and interests located in the Atacama Region III, Chile as set out in Part I of Schedule 3.13 attached hereto currently held by Gareste and the rights to extract and exploit the Lithium Materials with respect to the 12 Piedra Parada Salar Concessions as set out in Part II of Schedule 3.13 currently held by Gareste which Gareste will transfer to SALICO on or prior to the Closing Date.

“Income Tax Act” means the Income Tax Act (Canada), as amended from time to time.

“Indebtedness” means all obligations, contingent (to the extent required to be reflected in financial statements prepared in accordance with Canadian GAAP) and otherwise, which in accordance with Canadian GAAP should be classified on the obligor’s balance sheet as liabilities, including without limitation, in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all agreements of guarantee, support, indemnification, assumption or endorsement and other contingent obligations whether direct or indirect in respect of Indebtedness or performance of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase Indebtedness, or to assure the owner of Indebtedness against loss, through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the Indebtedness held by such owner or otherwise; (d) obligations to reimburse issuers of any letters of credit; and (e) capital leases.

“Indemnified Party” has the meaning set forth in Section 12.7.

“Indemnifying Party” has the meaning set forth in Section 12.7.

“Laws” mean all federal, provincial, state, municipal or local laws, rules, regulations, statutes, by-laws, ordinances, policies or orders of any federal, provincial, state, regional or local government or any subdivision thereof or any arbitrator, court, administrative or regulatory agency, commission, department, board or bureau or body or other government or authority or instrumentality or any entity or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Lien” means: (a) any encumbrance, mortgage, pledge, hypothec, prior claim, lien, charge or other security interest of any kind upon any property or assets of any character, or upon the income or profits therefrom; (b) any acquisition of or agreement to have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement (including a capitalized lease); or (c) any sale, assignment, pledge or other transfer for security of any accounts, general intangibles or chattel paper, with or without recourse.

“Lithium Agreement” has the meaning set out in Schedule 3.12 attached hereto.

“Lithium Materials” mean the lithium, light metals and commercial salts contained in the Piedra Parada Concessions which will be the subject of the Lithium Agreement, it being expressly acknowledged by the parties hereto that the remainder of the rights in and to the Piedra Parada Concessions, including the precious metals, platinum group and other metals, will be reserved for Gareste and/or its successors and assigns.

“Losses”, in respect of any matter, means all claims, demands, proceedings, losses, damages, liabilities, deficiencies, costs and expenses (including, without limitation, all legal and other professional fees and disbursements, interest, penalties and amounts paid in settlement) arising directly or indirectly as a consequence of such matter.

“Market Price” means the prior day’s closing price of the Etna Shares on the TSXV or other exchange on which the Etna Shares are listed or quoted, and if the Etna Shares are not listed or quoted on any exchange, the last subscription price of such shares as subscribed by a third party subscriber.

“Material Adverse Effect” in respect of a Person means any change, effect, event, occurrence, condition or development that has or could reasonably be expected to have, individually or in the aggregate, a material and adverse impact on the business, operations, results of operations, assets, capitalization or financial condition of such Person, other than any change, effect, event, occurrence or state of facts relating to the global economy or securities markets in general.

“Net Smelter Returns Royalty” means the royalty amount payable by Etna to Gareste in accordance with the terms herein and on substantially the same terms as set out in Schedule 6.11, it being acknowledged by the Parties that the final Net Smelter Returns Royalty will be prepared in Spanish and recorded in accordance with Chilean law.

“Parties” means the SALICO Shareholders, Gareste, PGM International and Etna.

“Permitted Encumbrances” mean:

(a)

with respect to the Gareste Properties (except for the Piedra Parada Salar Concessions) and the PGM Properties, the underlying rights of the country of Chile and the concession maintenance charges and annual taxes not yet paid for the 2009 calendar year and, following the Closing Date, the Net Smelter Returns Royalty; and

(b)

with respect to the rights to extract and exploit the Lithium Materials under the Piedra Parada Salar Concessions, the underlying rights of the country of Chile and the concession maintenance charges and annual taxes not yet paid for the 2009 calendar year end and, following the Closing Date, the Piedra Parada Net Smelter Returns Royalty.

“Person” means an individual, partnership, corporation, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

“Piedra Parada Net Smelter Returns Royalty” means the 2% net smelter returns royalty payable by Etna to Gareste on proceeds from the sale of Lithium Materials from the Piedra Parada Salar Concessions less allowable deductions following Commencement of Commercial Production, the terms of which will be finalized on industry standard terms as between SALICO and Gareste on or prior to the Closing Date.

“Piedra Parada Salar Concessions” mean the twelve (12) concessions located at Salar Piedra Parada as set out in Part II of Schedule 3.13.

“PGM Properties” mean the two (2) concessions located at La Laguna as set out in Part III of Schedule 3.13 which are currently held by PGM International which PGM International will transfer to SALICO on or prior to the Closing Date.

“Properties” means the Gareste Properties and the PGM Properties.

“SALICO Reservation” means the ten (10) SALICO Shares (1%), which will be retained by Eduardo Esteffan Marco, a Chilean citizen, on Closing in order to preserve the status of SALICO as a closed company in accordance with Chilean law.

“SALICO Shareholders” means, collectively, the Persons identified in Schedule 2.1(a) to this Agreement, which Persons will represent all of the registered and beneficial holders of the SALICO Shares and “SALICO Shareholder” shall mean any one of such Persons.

“SALICO Shares” mean the voting common shares in SALICO.

“Subsidiary” shall have the same meaning as the term “subsidiary” in the Securities Act (British Columbia).

“Tax Returns” has the meaning set forth in Section 3.11.

“Tax” or “Taxes” means all taxes, charges, fees, levies, imposts and other assessments, including all income, sales, use, goods and services, value added, capital, capital gains, alternative net worth, transfer, profits, withholding, payroll, employer health, employer safety, workers compensation, excise, immovable property and moveable property taxes, and any other taxes, customs duties, fees, assessments or similar charges in the nature of a tax including Canada Pension Plan, Social Security and provincial or state pension plan contributions and workers compensation premiums, together with any interest, fines and penalties imposed by any governmental authority (including federal, provincial, state, municipal and foreign governmental authorities), and whether disputed or not.

“Technical Report” means the technical report with respect to the Properties prepared by an independent Qualified Person recommending a work program for further exploration on one or more of the Properties in accordance with National Instrument 43-101.

“Third Party Claim” has the meaning set forth in Section 12.7.

“Transaction” means the acquisition by Etna of all of the SALICO Shares, except the SALICO Reservation, from the SALICO Shareholders in exchange for the issuance of an aggregate of 10,600,000 Etna Shares as provided for herein.

“TSXV” means the TSX Venture Exchange Inc.

“U.S. Person” has the meaning set out in Regulation S of the 1933 Act.

1.2

Hereof, Herein, etc.

The words “hereof’, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified herein, the term “or” has the inclusive meaning represented by the term “and/or” and the term “including” is not limiting. All references as to “Sections”, “Subsections”, “Articles”, “Schedules” and “Exhibits” shall be to Sections, Subsections, Articles, Schedules and Exhibits, respectively, of this Agreement unless otherwise specifically provided.

1.3

Computation of Time Periods

In the computation of periods of time from a specified date to a later specified date, unless otherwise specified herein, the words “commencing on” mean “commencing on and including”, the word “from” means “from and including” and the words “to” and “until” each means “to and including”.

1.4

Number and Gender

All references to any party, whether a party to this Agreement or not, will be read with such changes in number and gender as the context or reference requires.

1.5

Knowledge

The expression “to the knowledge of” or a similar phrase shall mean the knowledge of the Person based on the receipt of written notice addressed to the Person or the actual knowledge of any senior officer of the Person.

1.6

Schedules

The following Schedules are attached hereto and form part of this Agreement:

SCHEDULE 2.1(a)	SALICO Shareholders
SCHEDULE 2.1(e)	Accredited Investor Questionnaire
SCHEDULE 3.12	SALICO Material Contracts
SCHEDULE 3.13	Properties
SCHEDULE 5.17	Etna Material Contracts
SCHEDULE 6.11	Net Smelter Returns Royalty

ARTICLE 2
AGREEMENT TO EXCHANGE

2.1

Exchange of Shares

(a)

Subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, and except for the SALICO Reservation, at the Closing Time each of the SALICO Shareholders severally agrees to exchange, transfer and assign all the SALICO Shares he will own at the Closing Time, being the number set out opposite his name in the attached Schedule 2.1(a), to Etna in consideration of Etna’s issuance to such SALICO Shareholder of that number of Etna Exchange Shares set out opposite his name in the said Schedule 2.1(a).

(b)

The SALICO Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by Applicable Securities Legislation and the TSXV.

(c)

The SALICO Shareholders and Gareste acknowledge that Etna has advised such SALICO Shareholders and Gareste that Etna is relying on an exemption from the prospectus and registration requirements of the Applicable Securities Legislation, and, as a consequence, the SALICO Shareholders will not be entitled to certain protections, rights and remedies available under Applicable Securities Legislation, including statutory rights of rescission or damages, and the SALICO Shareholders will not receive information that would otherwise be required to be provided to the SALICO Shareholders pursuant to Applicable Securities Legislation.

(d)

The SALICO Shareholders who are U.S. Persons acknowledge and agree that the Etna Exchange Shares will be issued pursuant to a safe harbour from the prospectus and registration requirements of the 1933 Act. All certificates representing the Etna Exchange Shares issued on Closing to U.S. Persons will be endorsed with restricted legends in the same form as the following legend pursuant to the 1933 Act in order to reflect the fact that the Etna Exchange Shares are restricted securities and will be issued to the SALICO Shareholders who are U.S. Persons pursuant to a safe harbour from the registration requirements of the 1933 Act:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WERE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(e)

Each SALICO Shareholder who is a U.S. Person agrees to complete and execute the Accredited Investor Questionnaire set out on Schedule 2.1(e) attached hereto. Each SALICO Shareholder agrees that the representations set out in Schedule 2.1(e) as executed by the SALICO Shareholder will be true and complete on the Closing Date.

2.2

Closing and Delivery of Certificates

(a)

The Closing shall take place at the offices of Clark Wilson LLP, Vancouver, British Columbia at the Closing Time on the Closing Date, or as Gareste and Etna may otherwise agree in writing.

(b)

Subject to the satisfaction of the conditions to the obligation to close the transactions contemplated herein set forth in Article 8:

(i)

subject to the SALICO Reservation, each SALICO Shareholder shall cause the delivery to Etna at the Closing Time of instruments evidencing the transfer to Etna of the SALICO Shares set out opposite his name in the attached Schedule 2.1(a) through instruments of conveyance duly executed and notarized before a Chilean Notary Public, subject only to further recordation under Chilean law; and

(ii)

each SALICO Shareholder agrees to deliver to Etna at the Closing Time such reports, undertakings and other documents with respect to the Transaction as may be required pursuant to applicable securities legislation, policy or order of any securities commission, stock exchange or other regulatory authority, if any.

(c)

Subject to compliance with Section 2.2(b), if applicable, Etna shall deliver to the SALICO Shareholders at the Closing Time certificates representing the number of Etna Exchange Shares set out opposite their respective names in the attached Schedule 2.1(a), provided however that share certificates evidencing Etna Shares required to be escrowed by the TSXV, if applicable, may be delivered to Computershare Trust Co. of Canada as escrow agent in accordance with the requirements of the TSXV.

2.3

Tax Matters/Tax Elections

Etna will jointly elect with each SALICO Shareholder who is eligible to make such an election and who requests Etna to make such an election in accordance with the provisions of this Section 2.3 (the “Electing Shareholder”), to have the rules contained in subsection 85(1) of the Income Tax Act apply to the transfer by the Electing Shareholder to Etna in consideration for the issuance of the Etna Exchange Shares contemplated by this Agreement. In order to make an election under subsection 85(1) of the Income Tax Act, the Electing Shareholder must provide to Etna at the address set out herein within ninety (90) days following the Closing Date, two (2) signed copies of Canada Revenue Agency Form T2057 duly completed with the details of the number of Etna Exchange Shares transferred by the Electing Shareholder and the applicable elected amount(s) for the purposes of the election. The elected amount specified in the election form must be an amount that is not less than the cost amount to the Electing Shareholder at the Closing Date of the Etna Exchange Shares transferred by the Electing Shareholder, and not greater than the fair market value at the Closing Date of the Etna Exchange Shares transferred by the Electing Shareholder. Upon receipt of a completed and signed election form from an Electing Shareholder, Etna shall sign the election form and shall deliver it back to the Electing Shareholder by mail within ten (10) days. If Etna receives an election form that Etna determines is not completed, is incorrectly completed, or is completed by a SALICO Shareholder that is not eligible to make an election under subsection 85(1) of the Income Tax Act, Etna will not sign the election form and shall deliver the unsigned form back to the SALICO Shareholder by mail within ten (10) days with an explanation. If applicable, the SALICO Shareholder will have the option of resubmitting the correct election form for signature and delivery by Etna based on the terms above. Despite Etna’s right to refuse to sign an election form in the foregoing circumstances, it shall be the sole responsibility of each of the Electing Shareholders to determine their eligibility to make the election under subsection 85(1) of the Income Tax Act, to complete the election form other than the signature of Etna, and to file the completed and signed election form within the time period designated for doing so pursuant to the Income Tax Act, and Etna shall not be responsible for determining eligibility to make the election, for the preparation of any election form, for verifying the accuracy of the information contained in any election form, or for filing any election form.

2.4

Escrow

Each of the SALICO Shareholders acknowledges that the Etna Exchange Shares acquired by them pursuant to this Agreement may be subject to escrow pursuant to the policies of the TSXV. If required, the SALICO Shareholders agree to abide by all escrow requirements as imposed by the TSXV and further agree to enter into the requisite form of escrow agreement as required by the TSXV.

2.5

Share Capital

(a)

For greater certainty, the parties acknowledge that assuming that 10,600,000 Etna Exchange Shares are issued to the SALICO Shareholders in connection with the Transaction, 1,500,000 Etna Shares are issued in the Financing and 613,333 Finder’s Shares are issued to the Finder, after the Closing, there will be an aggregate of 23,769,333 Etna Shares issued and outstanding on a non-diluted basis, of which: (i) an aggregate of 10,600,000 Etna Shares (44.6%) shall be held by the SALICO Shareholders and (ii) an aggregate of 11,056,000 Etna Shares (46.5%) shall be held by the current shareholders of Etna.

(b)

The parties also acknowledge that: (i) 825,000 Etna Shares have been reserved for issuance in respect to the Etna Options; (ii) 440,000 Etna Shares have been reserved for issuance in respect to the Etna Warrants; and (iii) 150,000 Etna Shares have been reserved with respect to the Etna Property Shares.

(c)

The parties also acknowledge that some of the issued and outstanding Etna Shares are subject to escrow as disclosed in the Etna Public Record.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF GARESTE AND THE SALICO SHAREHOLDERS

Gareste and the SALICO Shareholders represent and warrant as follows to and in favour of Etna and acknowledge that Etna is relying upon such representations and warranties in connection with the Transaction:

3.1

Organization and Existence

Gareste is a limited liability company organized under the laws of the country of Chile and has the corporate power to own its properties and to carry on its business as now conducted and currently proposed to be conducted and has made all necessary filings under all applicable corporate, securities and taxation laws or any other Laws to which Gareste is subject, except where the failure to make such filing would not have a Material Adverse Effect on Gareste. At the Closing Date, SALICO will be a company organized under the laws of the country of Chile and will have the corporate power to own the Properties and to carry on its business as proposed to be conducted under this Agreement and will have made all necessary filings under all applicable corporate, securities and taxation laws or any other Laws to which SALICO will be subject, except where the failure to make such filing would not have a Material Adverse Effect on SALICO. Gareste is not, and SALICO will not be on the Closing Date, in material violation of their respective Charter. Gareste is, and SALICO will be on the Closing Date, in good standing under their respective corporate laws or other laws of each province, state or other jurisdiction in which each corporation carries or will carry on business, except where the failure to have such standing would not have a Material Adverse Effect on Gareste or SALICO, as applicable. No proceedings have been instituted or are pending for the dissolution or liquidation of Gareste.

3.2

Authorized Capital

(a)

At the Closing Date, all of the SALICO Shares will be duly authorized and validly issued and outstanding as fully paid and non-assessable. None of the SALICO Shares will be issued in violation of any Laws, SALICO’s Charter or organizational documents, or any agreement to which SALICO will be a party or by which it will be bound.

(b)

At the Closing Date, the SALICO Shares will have been duly authorized by all necessary corporate or other action on the part of SALICO, as applicable.

3.3

Shareholders

At the Closing Date, SALICO will have no more than 50 shareholders, exclusive of employees of SALICO and employees of Affiliates of SALICO, and the SALICO Shareholders, as listed in Schedule 2.1(a) to this Agreement, will be the only registered and beneficial holders of the SALICO Shares.

3.4

Directors and Officers

At the Closing Date, Eduardo Esteffan Marco, Harold Gardner and Eduardo Esteffan Sepulveda will be the sole directors and officers of SALICO.

3.5

Subsidiaries

At the Closing Date, SALICO will have no Subsidiaries or any other material investments in any other Person.

3.6

Information

All data and information relating to the Gareste Properties provided by Gareste, at the request of Etna and its agents and representatives, to Etna and its agents and representatives in connection with the Transaction will be complete and true and correct in all material respects.

3.7

Authorization and Consents

Gareste has the capacity, right, authority and power to enter into this Agreement and each agreement, document and instrument to be executed and delivered by Gareste pursuant to this Agreement and to carry out the Transaction and other transactions contemplated hereby or thereby. The execution, delivery and performance by Gareste of this Agreement and each such other agreement, document and instrument contemplated herein have been duly authorized by all necessary action of Gareste and no other action on the part of Gareste is required in connection therewith. Except as described in Section 2.2(b)(i) above, the execution, delivery and performance by Gareste and the SALICO Shareholders of this Agreement and each such other agreement, document and instrument contemplated herein does not and will not require the authorization, approval or consent of, or any filing with any governmental authority or agency or any other Person, and the execution, delivery and performance by Gareste of this Agreement and each such other agreement, document and instrument contemplated herein, does not and will not result in (a) a breach of or conflict with the Charter or organizational documents of Gareste; (b) a breach of or a conflict with any Laws, order, judgment, injunction, license or permit applicable to Gareste; (c) a breach of, constitute a default under, accelerate any obligation under, or give rise to a right of termination of any indenture, agreement, contract, instrument, Lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Gareste is a party or by which the property of Gareste is bound or affected; (d) result in the creation or imposition of any Lien on any equity interest in Gareste; or (e) result in the dissolution or winding-up of Gareste.

3.8

No Other Agreement to Purchase

At the Closing date, and except as contemplated herein, there will be no agreements, options, warrants, rights of conversion or other rights binding upon or which at any time in the future may become binding upon SALICO, to issue any SALICO Shares or securities convertible or exchangeable, directly or indirectly, into any SALICO Shares.

3.9

Agreements or Restrictions on Transfer of SALICO Shares

At the Closing Date, and except for the provisions of Applicable Securities Legislation and the requirements as disclosed in section 2.2(b)(i), to the knowledge of Gareste and the SALICO Shareholders, there will be no agreements or restrictions which in any way will limit or restrict the transfer to Etna of any of the SALICO Shares and, at the Closing Date, there will be no shareholders agreements, pooling agreements, voting trusts or other agreements or understandings with respect to the voting of SALICO Shares or any of them.

3.10

Loans to SALICO Shareholders

At the Closing Date, there will be no loans or other liabilities of SALICO to the SALICO Shareholders.

3.11

Taxes

At the Closing Date:

(a)

all returns, declarations, reports, estimates, statements, schedules or other information or documents with respect to Taxes (collectively, “Tax Returns”) required to be filed by or with respect to SALICO will have been filed within the prescribed time, with the appropriate tax authorities and all such Tax Returns will be true, correct, and complete in all material respects;

(b)

no Tax Return of SALICO will be in the process of being audited by the relevant taxing authority, and there will be no outstanding waivers, objections, extensions, or comparable consents regarding the application of the statute of limitations or period of reassessment with respect to any Taxes or Tax Returns that will have been given or made by SALICO (including the time for filing of Tax Returns or paying Taxes);

(c)

SALICO will have no pending requests for any such waivers, extensions, or comparable consents;

(d)

SALICO will not have received a ruling from any taxing authority or signed an agreement with any taxing authority that could reasonably be expected to have a Material Adverse Effect on SALICO; and

(e)

SALICO will not owe any Taxes to the federal government of Canada, the U.S. Internal Revenue Service, the government of Chile, a provincial government, a state government, a municipal government or any other governmental authority.

3.12

Material Contracts

(a)

At Closing, all material contracts, agreements, leases and commitments entered into by SALICO with respect to the Properties which will be in effect are set out in Schedule 3.12.

(b)

At Closing, all contracts, agreements, leases and commitments set out in Schedule 3.12 will be valid, binding and in full force and effect, and the other parties thereto (to Gareste’s knowledge) and SALICO will not be in breach or violation of, or default under, the terms of any such contract, agreement, plan, lease or commitment, except where such breach, violation or default would not have a Material Adverse Effect on SALICO or the Properties and no event will have occurred which will constitute or, with the lapse of time or the giving of notice, or both, would constitute, such a breach, violation or default by SALICO or, to Gareste’s knowledge, the other parties thereto.

3.13

Title to Gareste Properties

The Gareste Properties are currently owned legally and beneficially by Gareste with good and marketable title thereto, free and clear of all Liens whether contingent or absolute, except for the Permitted Encumbrances. The Gareste Properties include all assets necessary for the conduct of the business of Gareste as currently conducted and currently proposed to be conducted with respect to the Gareste Properties. At the Closing Date, the Gareste Properties will be owned legally and beneficially by SALICO with good and marketable title thereto, free and clear of all Liens whether contingent or absolute, except the Permitted Encumbrances.

3.14

Necessary Licenses and Permits

Gareste has all necessary, required or applicable licenses, permits, consents, concessions and other authorizations of governmental, regulatory or administrative agencies or authorities, whether foreign, federal, provincial, state or local, required to own the Gareste Properties. Gareste is not in default, nor has it received any notice of any claim of default, with respect to any such license, permit, consent, concession or authorization. Except for the proposed transfer to SALICO, and the subsequent transfer of the SALICO Shares to Etna on the Closing Date (except the SALICO Reservation), no registrations, filings, applications, notices, transfers, consents, approvals, audits, qualifications, waivers or other action of any kind are required by virtue of the execution and delivery of this Agreement, or of the consummation of the transactions contemplated hereby: (a) to avoid the loss of any license, permit, consent, concession or other authorization or any asset, property or right pursuant to the terms thereof, or the violation or breach of any Law applicable thereto, or (b) to enable SALICO to hold and enjoy the same immediately after the Closing Date in the conduct of its business.

3.15

Compliance with Law

Gareste is not in default under, or in violation of, and has not violated (and failed to cure) any Law including, without limitation, laws relating to the issuance or sale of securities, the environment and occupational health and safety, privacy and intellectual property, or any licenses, franchises, permits, authorizations or concessions granted by, or any judgment, decree, writ, injunction or order of, any governmental or regulatory authority, applicable to its business or the Gareste Properties, except where such default or violation would not have a Material Adverse Effect on Gareste or the Gareste Properties. Gareste has not received any notification alleging any violations of any of the foregoing with respect to which adequate corrective action has not been taken.

3.16

Employees

At the Closing Date, SALICO will have no employees or independent contractors (other than professional advisors engaged by SALICO in connection with the Transaction) and there will be no agreements, written or oral, between SALICO and any other party relating to payment, remuneration or compensation for work performed or services provided or payment relating to a Change of Control or other event in respect of SALICO. SALICO will be in compliance with all applicable Laws respecting labour, employment, fair employment practices, work place safety and health, terms and conditions of employment, and wages and hours. There will be no charges of employment discrimination or unfair labour practices pending or threatened and, to the knowledge of SALICO, there will exist no valid basis for any such claim. There will be no pending claims, complaints or charges that will have been filed against SALICO under any labour or employment laws or dispute resolution procedure (including, but not limited to, any arbitration or similar proceedings) of which SALICO will have received written notice. SALICO will not have received any written notice indicating that any employment policies or practices referable to SALICO are being audited or investigated by any federal, provincial, state or local government agency.

3.17

Litigation

There is no suit, claim, action, proceeding or, to the knowledge of Gareste, investigation pending or threatened against or affecting Gareste, relevant to the Gareste Properties, or against any partner of Gareste in his capacity as partner thereof which could reasonably be expected to result in a material liability to Gareste with respect to the Gareste Properties or which could result in criminal liability or any quasi-criminal or administrative penalty, or delay or prevent the consummation of the transactions contemplated hereby, at law or in equity or before any governmental authority or instrumentality or before any arbitrator of any kind.

3.18

Employee Benefit Plans

At the Closing Date, SALICO will not have any employee benefit plans (or any plan which may be in any way regarded as an employee benefit plan).

3.19

Inventory

At the Closing Date, SALICO will not have any inventory of any nature whatsoever.

3.20

Location of Office

At the Closing Date, SALICO’s head office will be located at 280 Van Buren, Copiapo, Chile and, aside from their counsel’s office, such address is the only location where the company books and records are or will be located.

3.21

Company Documents, Books and Records

At the Closing Date, the corporate records of SALICO will contain complete and accurate records in all material respects of all meetings and consents in lieu of meetings of the SALICO directors and the SALICO Shareholders since the formation of SALICO, and of all actions, decisions and consents thereof. Except as reflected in such corporate records, there will be no material minutes of meetings or consents in lieu of meetings of the SALICO directors and SALICO Shareholders or actions, decisions or consents thereof. As it concerns the Gareste Properties, the corporate records of Gareste contain complete and accurate records in all material respects of all meetings and consents in lieu of meetings of the Gareste partners and interest holders, and of all actions, decisions and consents thereof. Except as reflected in such corporate records, there are no material minutes of meetings or consents in lieu of meetings of the Gareste partners and Gareste interest holders or actions, decisions or consents thereof with respect to the Gareste Properties.

3.22

No Limitations

At the Closing Date, there will not be any non-competition, exclusivity or other similar agreement, commitment or understanding in place, whether written or oral, to which SALICO or Gareste will be a party or will otherwise be bound that would now or hereafter, in any way, limit the business, use of assets or operations of the Gareste Properties.

3.23

Reporting Issuer Status

At the Closing Date, SALICO will not be a “reporting issuer” (or the equivalent status) in any province or territory of Canada and there will not be a published market in respect of any of its securities. At the Closing date, no order will be issued ceasing or suspending trading or prohibiting the issue of any securities of SALICO and no such proceedings will be pending, or to the knowledge of Gareste and the SALICO Shareholders, threatened.

3.24

Regulatory Compliance

Gareste is, and SALICO will be, in compliance with all regulatory orders, directives and decisions that have application to Gareste and SALICO, except where such non-compliance would not have a Material Adverse Effect on Gareste or SALICO, as applicable, and Gareste has not received notice from any governmental or regulatory authority that Gareste is not in compliance with any such regulatory orders, directives or decisions.

3.25

Environmental Laws

With respect to the Gareste Properties, Gareste has not incurred any liability under, nor has Gareste ever violated, any Environmental Law, except where such violation would not have a Material Adverse Effect on the transactions contemplated hereunder. Gareste’s ownership of the Gareste Properties are presently in compliance with all applicable Environmental Laws.

3.26

Enforceability

The execution and delivery by Gareste of this Agreement and any other agreement contemplated by this Agreement will result in legally binding obligations of Gareste enforceable against Gareste in accordance with the respective terms and provisions hereof and thereof subject, however, to limitations with respect to enforcement imposed by Law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF PGM INTERNATIONAL

PGM International represents and warrants as follows to and in favour of Etna and acknowledges that Etna is relying upon such representations and warranties in connection with the Transaction:

4.1

Organization and Existence

PGM International is a closed company organized under the laws of the country of Chile and has the corporate power to own its properties and to carry on its business as now conducted and currently proposed to be conducted and has made all necessary filings under all applicable corporate, securities and taxation laws or any other Laws to which PGM International is subject, except where the failure to make such filing would not have a Material Adverse Effect on PGM International. PGM International is not in material violation of its Charter. PGM International is in good standing under its corporate laws or other laws of each province, state or other jurisdiction in which PGM International carries on business, except where the failure to have such standing would not have a Material Adverse Effect on PGM International. No proceedings have been instituted or are pending for the dissolution or liquidation of PGM International.

4.2

Information

All data and information relating to the PGM Properties provided by PGM International, at the request of Etna and its agents and representatives, to Etna and its agents and representatives in connection with the Transaction will be complete and true and correct in all material respects.

4.3

Authorization and Consents

PGM International has the capacity, right, authority and power to enter into this Agreement and each agreement, document and instrument to be executed and delivered by PGM International pursuant to this Agreement and to carry out the Transaction and other transactions contemplated hereby or thereby. The execution, delivery and performance by PGM International of this Agreement and each such other agreement, document and instrument contemplated herein have been duly authorized by all necessary action of PGM International and no other action on the part of PGM International is required in connection therewith. The execution, delivery and performance by PGM International of this Agreement and each such other agreement, document and instrument contemplated herein does not and will not require the authorization, approval or consent of, or any filing with any governmental authority or agency or any other Person, and the execution, delivery and performance by PGM International of this Agreement and each such other agreement, document and instrument contemplated herein, does not and will not result in (a) a breach of or conflict with the Charter or organizational documents of PGM International; (b) a breach of or a conflict with any Laws, order, judgment, injunction, license or permit applicable to PGM International; (c) a breach of, constitute a default under, accelerate any obligation under, or give rise to a right of termination of any indenture, agreement, contract, instrument, Lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which PGM International is a party or by which the property of PGM International is bound or affected; (d) result in the creation or imposition of any Lien on any equity interest in PGM International; or (e) result in the dissolution or winding-up of PGM International.

4.4

Title to PGM Properties

The PGM Properties are currently owned legally and beneficially by PGM International with good and marketable title thereto, free and clear of all Liens whether contingent or absolute, except for the Permitted Encumbrances. The PGM Properties include all assets necessary for the conduct of the business of PGM International as currently conducted and currently proposed to be conducted with respect to the PGM Properties. At the Closing Date, the PGM Properties will be owned legally and beneficially by SALICO with good and marketable title thereto, free and clear of all Liens whether contingent or absolute, except the Permitted Encumbrances.

4.5

Necessary Licenses and Permits

PGM International has all necessary, required or applicable licenses, permits, consents, concessions and other authorizations of governmental, regulatory or administrative agencies or authorities, whether foreign, federal, provincial, state or local, required to own the PGM Properties. With respect to the PGM Properties, PGM International is not in default, nor has it received any notice of any claim of default, with respect to any such license, permit, consent, concession or authorization. Except for the proposed transfer to SALICO, no registrations, filings, applications, notices, transfers, consents, approvals, audits, qualifications, waivers or other action of any kind are required by virtue of the execution and delivery of this Agreement, or of the consummation of the transactions contemplated hereby: (a) to avoid the loss of any license, permit, consent, concession or other authorization or any asset, property or right pursuant to the terms thereof, or the violation or breach of any Law applicable thereto, or (b) to enable SALICO to hold and enjoy the same immediately after the Closing Date in the conduct of its business.

4.6

Compliance with Law

PGM International is not in default under, or in violation of, and has not violated (and failed to cure) any Law with respect to the PGM Properties including, without limitation, laws relating to the environment, or any licenses, franchises, permits, authorizations or concessions granted by, or any judgment, decree, writ, injunction or order of, any governmental or regulatory authority, applicable to the PGM Properties, except where such default or violation would not have a Material Adverse Effect on the PGM Properties. PGM International has not received any notification alleging any violations of any of the foregoing with respect to which adequate corrective action has not been taken.

4.7

Litigation

There is no suit, claim, action, proceeding or, to the knowledge of PGM International, investigation pending or threatened against or affecting PGM International, relevant to the PGM Properties, or against any director or officer of PGM International in his capacity as director or officer thereof which could reasonably be expected to result in a material liability to PGM International with respect to the PGM Properties or which could result in criminal liability or any quasi-criminal or administrative penalty, or delay or prevent the consummation of the transactions contemplated hereby, at law or in equity or before any governmental authority or instrumentality or before any arbitrator of any kind.

4.8

No Limitations

At the Closing Date, there will not be any non-competition, exclusivity or other similar agreement, commitment or understanding in place, whether written or oral, to which PGM International will be a party or will otherwise be bound that would now or hereafter, in any way, limit the business, use of assets or operations of the PGM Properties.

4.9

Environmental Laws

With respect to the PGM Properties, PGM International has not incurred any liability under, nor has PGM International ever violated, any Environmental Law, except where such violation would not have a Material Adverse Effect on the transactions contemplated hereunder. PGM International’s ownership of the PGM Properties are presently in compliance with all applicable Environmental Laws.

4.10

Enforceability

The execution and delivery by PGM International of this Agreement and any other agreement contemplated by this Agreement will result in legally binding obligations of PGM International enforceable against PGM International in accordance with the respective terms and provisions hereof and thereof subject, however, to limitations with respect to enforcement imposed by Law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF SALICO SHAREHOLDERS

Each of the SALICO Shareholders hereby severally (and not jointly or jointly and severally) represents and warrants, but only as to himself or itself, to Etna as follows:

5.1

Capacity

At the Closing Date, each SALICO Shareholder will have the capacity to own the SALICO Shares owned by him. Each SALICO Shareholder has the capacity to enter into this Agreement and to perform his obligations under this Agreement.

5.2

Execution and Delivery

This Agreement and any other agreement contemplated by this Agreement have been duly authorized, executed and delivered by each SALICO Shareholder and will result in legally binding obligations of such SALICO Shareholder enforceable against such SALICO Shareholder in accordance with the respective terms and provisions hereof and thereof subject, however, to limitations with respect to enforcement imposed by Law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

5.3

No Violation

The execution and delivery of this Agreement, the transfer of the SALICO Shares owned by him and the performance, observance or compliance with the terms of this Agreement by such SALICO Shareholder will not violate, constitute a default under, conflict with, or give rise to any requirement for a waiver or consent under:

(a)

any provision of any agreement, instrument or other obligation to which such SALICO Shareholder is a party or by which such SALICO Shareholder is bound; or

(b)

any Laws applicable to such SALICO Shareholder.

5.4

Ownership

At the Closing Date, each SALICO Shareholder will be the registered and beneficial owner of the SALICO Shares set out beside his name in Schedule 2.1(a), free and clear of any Liens, except those restrictions on transfer arising under SALICO’s Charter or organizational documents. Upon the completion of the Closing, except for the rights of Etna pursuant to this Agreement with respect to the SALICO Shares, there will be no outstanding options, calls or rights of any kind binding on any SALICO Shareholder relating to or providing for the purchase, delivery or transfer of any of his SALICO Shares.

5.5

Not a U.S. Person

Eduardo Esteffan Marco, Ian Heathcote and Jeffrey Davis are not U.S. Persons (as such term is defined in Regulation S of the 1933 Act) and are not acquiring the Etna Shares for the account or benefit of, directly or indirectly, any U.S. Person.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF ETNA

Etna hereby represents and warrants as follows to and in favour of Gareste and the SALICO Shareholders and Etna acknowledges that Gareste and the SALICO Shareholders are relying upon such representations and warranties in connection with the Transaction:

6.1

Organization and Existence

Etna is a corporation duly incorporated, organized and validly existing under the laws of the province of British Columbia and has the corporate power to own its properties and to carry on its business as now conducted and currently proposed to be conducted and has made all necessary filings under all applicable corporate, securities and taxation laws or any other Laws to which Etna is subject, except where the failure to make such filing would not have a Material Adverse Effect on Etna. Etna is in good standing under the Business Corporations Act (British Columbia) and the laws of each province, state or other jurisdiction in which Etna carries on business, except for the failure to have such standing would not have a Material Adverse Effect on Etna. Etna is not in violation of its Charter. Etna does not have any Subsidiaries. No proceedings have been instituted or are pending for the dissolution or liquidation of Etna.

6.2

Authorization

The execution, delivery and performance by Etna of this Agreement and the Transaction: (i) are within its capacity, corporate power and authority; (ii) have been, or will be duly authorized by all necessary corporate proceedings; and (iii) do not and will not conflict with or result in any breach of any provision of, or the creation of any Lien upon any of the property of Etna pursuant to the Charter of Etna, any Laws, order, judgment, injunction, license or permit applicable to Etna or any indenture, lease, agreement, contract, instrument or Lien, to which Etna is a party or by which the property of Etna may be bound or affected.

6.3

Consents

The execution, delivery and performance by Etna of this Agreement does not and will not require the authorization, approval or consent of, or any filing with, any governmental authority or agency or any other Person, except those required by Applicable Securities Legislation and the rules and policies of the TSXV.

6.4

Authorized Capital

(a)

The authorized capital of Etna consists of an unlimited number of Etna Shares of which 11,056,000 are issued and outstanding as at the date hereof. On the Closing Date, there will be an aggregate of 23,769,333 Etna Shares issued and outstanding on a non-diluted basis, assuming the issuance of 613,333 Finder’s Shares to the Finder and assuming 1,500,000 Etna Shares are issued in the Financing, of which: (i) an aggregate of 10,600,000 Etna Shares (44.6%) shall be held by the SALICO Shareholders and (ii) an aggregate of 11,056,000 Etna Shares (46.5%) shall be held by the current shareholders of Etna. No shareholder of Etna or other party has or will have any preemptive right or similar right to purchase the Etna Shares or other stock of Etna, except for the Etna Options, the Etna Warrants and the Etna Property Shares as set forth herein.

(b)

The Etna Exchange Shares issued and outstanding as at the Closing Time have been, and will at the Closing Time be, duly authorized and validly issued and outstanding as fully paid and non-assessable shares. None of the Etna Shares, the Etna Options or the Etna Warrants have been issued in violation of any Laws, the policies of the TSXV, Etna’s Charter or any agreement to which Etna is a party or by which it is bound.

6.5

Reporting Issuer Status

Etna is a “reporting issuer” under the securities legislation of the provinces of British Columbia and Alberta and is not in default of such legislation or any regulation thereunder. No order has been issued ceasing or suspending trading or prohibiting the issue of the Etna Shares and no such proceedings are pending or to the knowledge of Etna, threatened. Etna has prepared and filed all documents required to be filed by it with securities regulatory authorities in connection with its status as a “reporting issuer” as required to be filed by it in connection with such status (collectively the “ETNA Public Record”) and such documents, as of the date they were filed, complied with applicable Laws and did not fail to state a material fact required to be stated in order to make the statements contained therein not misleading in light of the circumstances in which they were made. No material adverse change has occurred in relation to Etna that is not disclosed in the Etna Public Record and Etna has not filed any confidential material change reports as part of the Etna Public Record that continue to be confidential. Etna is not aware of any deficiencies in the filing of any documents or reports with any securities regulatory authority that would cause it to be placed on the list of defaulting reporting issuers maintained by any securities regulatory authority.

6.6

TSXV Listing

The Etna Shares are listed on the TSXV. Etna has in all respects complied with applicable securities Laws.

6.7

Reports and Etna Financial Statements

(a)

Etna has delivered or made or will make available to Gareste true and complete copies of the unaudited financial statements of Etna as at and for the three-month period ended May 31, 2009 (the “Etna Financial Statements”).

(b)

The Etna Financial Statements were, and any more recently prepared financial statements required to be prepared and filed in accordance with Applicable Securities Laws will be, prepared in accordance with Canadian GAAP on a consistent basis for each period included in the financial statements, each of the balance sheets included in the Etna Financial Statements fairly presents the financial condition of Etna as at the close of business on the date thereof, and each of the statement of loss and deficit and statement of cash flows included in the Etna Financial Statements fairly presents the results of operations of Etna for the fiscal period then ended.

(c)

There were no liabilities, contingent, contractual or otherwise, of Etna as at the balance sheet date of the respective Etna Financial Statements, other than those disclosed in the Etna Financial Statements and the notes thereto.

6.8

Absence of Certain Changes

Since May 31, 2009, Etna has not (except as disclosed in or provided by this Agreement or in the Etna Public Record):

(a)

issued, sold, or agreed to issue, sell, pledge, hypothecate, lease, dispose of or encumber any Etna Shares or other securities or any right, option or warrant with respect thereto;

(b)

amended or proposed to amend its Charter;

(c)

split, combined or reclassified any of its securities or declared or made any Distribution;

(d)

suffered any material loss relating to litigation or regulatory matters or been threatened with litigation or regulatory violations or enforcement;

(e)

entered into or amended any employment contracts or consulting agreements with any director, officer or senior management employee, or consultant, created or amended any employee benefit plan, made any increases in the base compensation, bonuses, paid vacation time allowed or fringe benefits for its directors or officers;

(f)

suffered damage, destruction or other casualty, loss, or forfeiture of, any property or assets, whether or not covered by insurance;

(g)

made any capital expenditures, additions or improvements or commitments for the same,;

(h)

other than in the ordinary course of business: (i) entered into any contract, commitment or agreement under which it has outstanding Indebtedness for borrowed money or for the deferred purchase price of property; or (ii) made any loan or advance to any Person;

(i)

acquired or agreed to acquire (by tender offer, exchange offer, merger, amalgamation, acquisition of shares or assets or otherwise) any Person, corporation, partnership, joint venture or other business organization or division or acquired or agreed to acquire any material assets;

(j)

entered into any material contracts regarding its business operations, including joint ventures, partnerships or other arrangements;

(k)

created any stock option or bonus plan, paid any bonuses, deferred or otherwise, or deferred any compensation to any of its directors or officers other than such payments made in the ordinary course of business;

(l)

made any material change in accounting procedures or practices;

(m)

mortgaged, hypothecated or pledged any of the Etna Assets, or subjected them to any Lien;

(n)

entered into any other material transaction, or any amendment of any contract, lease, agreement or license which is material to its business;

(o)

sold, leased, subleased, assigned or transferred any of the Etna Assets, except in the ordinary course of business;

(p)

cancelled, waived or compromised any debts or claims, including accounts payable to and receivable from its Affiliates;

(q)

failed to pay or satisfy when due any liability of Etna where such failure would have a Material Adverse Effect on Etna; or

(r)

entered into any agreement or understanding to do any of the foregoing.

6.9

Corporate Documents, Books and Records

Complete and correct copies of the Charter, and of all amendments thereto, of Etna will be delivered to Gareste. The corporate records of Etna provided to Gareste contain complete and accurate records in all material respects of all meetings and consents in lieu of meetings of the Etna directors (and its committees) and shareholders of Etna since the incorporation of Etna, and of all actions, decisions and consents thereof. Except as reflected in such corporate records, there are no material minutes of meetings or consents in lieu of meetings of the Etna directors and shareholders of Etna or actions, decisions, or consents thereof.

6.10

Information

All data and information relating to Etna provided by Etna, at the request of Gareste and its agents and representatives, to Gareste and its agents and representatives in connection with the Transaction was and is complete and true and correct in all material respects.

6.11

No Other Agreement to Purchase

Other than as set out herein and in connection with the Transaction or the Etna Options, the Etna Warrants and the Etna Property Shares, there are no agreements, options, warrants, rights of conversion or other rights binding upon or which at any time in the future may become binding upon Etna to issue any shares or any securities convertible or exchangeable, directly or indirectly, into any Etna Shares. There are no shareholders’ agreements, pooling agreements, voting trusts, preemptive rights, or other agreements or understandings with respect to the voting of Etna Shares, or any of them.

6.12

Shareholder Loans

There are no loans or other liabilities of Etna to any shareholder or to any previous shareholder of Etna.

6.13

Indebtedness and Liens

Other than in the ordinary course of business or in connection with the transactions contemplated hereby, since May 31, 2009, Etna has not incurred any: (a) Indebtedness; or (b) Liens upon any of the Etna Assets.

6.14

Indebtedness to Directors, Officers and Others

Etna is not indebted to any director, officer, employee, shareholder or consultant of Etna.

6.15

Taxes

All Tax Returns required to be filed by or with respect to Etna have been filed within the prescribed time, with the appropriate tax authorities and all such Tax Returns are true, correct, and complete in all material respects. No Tax Return of Etna is being audited by the relevant taxing authority, and there are no outstanding waivers, objections, extensions, or comparable consents regarding the application of the statute of limitations or period of reassessment with respect to any Taxes or Tax Returns that have been given or made by Etna (including the time for filing of Tax Returns or paying Taxes) and Etna has no pending requests for any such waivers, extensions, or comparable consents. Etna has not received a ruling from any taxing authority or signed an agreement with any taxing authority that could reasonably be expected to have a Material Adverse Effect on Etna. Etna does not owe any Taxes to the federal government, a provincial government, a municipal government or any other governmental authority.

6.16

Title to Assets

Etna has good and marketable title to all Etna Assets, free of all Liens.

6.17

Material Contracts

(a)

Other than as set out in Schedule 5.17, there are no material contracts, agreements, leases and commitments entered into by Etna which are in writing or have been orally agreed to by Etna and which are still in effect.

(b)

All contracts, agreements, leases and commitments set out in Schedule 5.17 are valid, binding and in full force and effect as to Etna, and the other parties thereto (to Etna’s knowledge) and Etna is not in breach or violation of, or default under, the terms of any such contract, agreement, plan, lease or commitment, except where such breach, violation or default would not have a Material Adverse Effect on Etna , and no event has occurred which constitutes or, with the lapse of time or the giving of notice, or both, would constitute, such a breach, violation or default by Etna or, to Etna’s knowledge, the other parties thereto.

6.18

Title to Property

(a)

Etna does not own any real property.

(b)

The Etna Assets are owned legally and beneficially by Etna with good and marketable title thereto, free and clear of all Liens whether contingent or absolute, except as provided for herein or in the Etna Public Record. Etna has good and marketable title to, the Etna Assets.

6.19

Necessary Licenses and Permits

Etna has all necessary and required licenses, permits, consents, concessions and other authorizations of governmental, regulatory or administrative agencies or authorities, whether foreign, federal, provincial, or local, required to own and lease its properties and assets and to conduct its business as now conducted, except where the failure to hold the foregoing would not have a Material Adverse Effect on Etna. Etna is not in default, nor has it received any notice of any claim or default with respect to any such license, permit, consent, concession or authorization. No registrations, filings, applications, notices, transfers, consents, approvals, audits, qualifications, waivers or other action of any kind is required by virtue of the execution and delivery of this Agreement, or of the consummation of the transactions contemplated hereby: (a) to avoid the loss of any license, permit, consent, concession or other authorization or any asset, property or right pursuant to the terms thereof, or the violation or breach of any Law applicable thereto, or (b) to enable Etna to hold and enjoy the same immediately after the Closing Date in the conduct of its business as conducted prior to the Closing Date.

6.20

Compliance with Law

Etna is not in default under, or in violation of, and has not violated (and failed to cure) any Law including, without limitation, laws relating to the issuance or sale of securities, privacy and intellectual property, or any licenses, franchises, permits, authorizations or concessions granted by, or any judgment, decree, writ, injunction or order of, any governmental or regulatory authority, applicable to its business or any of its properties or assets, except where such default or violation would not have a Material Adverse Effect on Etna. Etna has not received any notification alleging any material violations of any of the foregoing with respect to which adequate corrective action has not been taken.

6.21

No Brokers

Except for the Finder’s Shares and the obligations of Etna to pay agent’s fees in connection with the Financing, Etna has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction.

6.22

Employees

Etna does not have any employees or independent contractors (other than professional advisors engaged by Etna in connection with the Transaction) and there are no agreements, written or oral, between Etna and any other party relating to payment, remuneration or compensation for work performed or services provided (other than professional advisors engaged by Etna in connection with the Transaction) or payment relating to a Change of Control or other event in respect of Etna.

6.23

Litigation

There is no suit, claim, action, proceeding, investigation pending or, to the knowledge of Etna, threatened against or affecting Etna, or any of its assets or properties, or any officer or director thereof in his capacity as an officer or director thereof.

6.24

Employee Benefit Plans

Other than its stock option plan as disclosed in the Etna Public Record, Etna does not have any employee benefit plans (or any plan which may be in any way regarded as an employee benefit plan) of any nature whatsoever nor has it ever had any such plans.

6.25

Inventory

Etna does not have (nor has it ever had) any inventory of any nature whatsoever.

6.26

Insurance

Etna does not have (nor has it ever had) any insurance of any nature whatsoever relating to it or its directors or officers or otherwise.

6.27

Location of Office

Etna’s head office is located at 200 – 551 Howe Street, Vancouver, British Columbia, V6C 2C2 and, aside from its counsel’s office, such address is the only location where its corporate books and records are located.

6.28

No Limitations

There is no non-competition, exclusivity or other similar agreement, commitment or understanding in place, whether written or oral, to which Etna is a party or is otherwise bound that would now or hereafter, in any way limit the business, use of assets or operations of Etna.

6.29

Regulatory Compliance

Etna is in compliance with all regulatory orders, directives and decisions that have application to Etna except where such non-compliance would not have a Material Adverse Effect on Etna and Etna has not received notice from any governmental or regulatory authority that Etna is not in compliance with any such regulatory orders, directives or decisions.

6.30

Non-Arm’s Length Transactions

(a)

Except as disclosed in the Etna Public Record, Etna has not made any payment or loan to, or has borrowed any monies from or is otherwise indebted to, any officer, director, employee, shareholder or any other Person with whom Etna is not dealing at arm’s length (within the meaning of the Income Tax Act) or any Affiliate of any of the foregoing; and

(b)

Except as disclosed in the Etna Public Record, Etna is not a party to any contract or agreement with any officer, director, employee, shareholder or any other Person with whom Etna is not dealing at arm’s length (within the meaning of the Income Tax Act) or any Affiliate of any of the foregoing.

6.31

Enforceability

The execution and delivery by Etna of this Agreement and any other agreement contemplated by this Agreement will result in legally binding obligations of Etna enforceable against Etna in accordance with the respective terms and provisions hereof and thereof subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

6.32

No Undisclosed Material Liabilities

Etna has not incurred any liabilities or obligations whatever (whether direct, indirect, accrued, contingent, absolute, secured or unsecured or otherwise) affecting or related to its business, including liabilities as mortgagor, guarantor or surety or otherwise for debts or the obligations of others and tax liabilities due or to become due. There is no basis for any material claim against the properties or the Etna Assets, and Etna has no creditors or agreement with another third party whose prior consent might be required for the transactions hereunder.

6.33

Declaration of Interest

Etna declares that in its decision to acquire the SALICO Shares, it is relying on independent legal, financial and tax experts and other technical personnel, and that its decision to enter into this Agreement is based upon its own independent judgment, investigation and evaluation, and not on any representations or warranties of the SALICO Shareholders, other than those expressly stated in this Agreement and in the schedules and exhibits hereto. Furthermore, Etna hereby declares that its principal business is the acquisition, exploration and development of mineral properties, both in Canada and in foreign countries and that it has the requisite technical and managerial personnel and experience to conduct such business and that such technical and managerial experience was employed in the evaluation of both the mineral potential of the Properties, as well as the business climate and opportunities in Chile.

ARTICLE 7
COVENANTS OF THE PARTIES

7.1

Filings

(a)

Etna, Gareste, and the SALICO Shareholders shall prepare and file any filings required under any applicable laws or rules and policies of the TSXV or other regulatory bodies relating to the Transaction; and

(b)

Etna covenants and agrees to take, in a timely manner, all commercially reasonable actions and steps necessary in order that (i) effective as at the Closing Date, the Etna Exchange Shares issuable pursuant to the Transaction be approved by the TSXV and the Etna Exchange Shares be listed and posted for trading on the TSXV; (ii) when received, Etna shall provide Gareste with copies of any correspondence with the TSXV respecting approval of the Transaction and, the listing and posting for trading of the Etna Exchange Shares; and (iii) the distribution of the Etna Exchange Shares to the SALICO Shareholders is exempt from the prospectus and registration requirements of the Applicable Securities Legislation.

7.2

Additional Agreements

Each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with each other in connection with the foregoing, including using commercially reasonable efforts to:

(a)

obtain all necessary waivers, consents and approvals from other parties to material agreements, and other contracts or agreements;

(b)

obtain all necessary consents, approvals, and authorizations as are required to be obtained under any federal, provincial or foreign law or regulations;

(c)

defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby;

(d)

cause to be lifted or rescinded any injunction or restraining order or other remedy adversely affecting the ability of the parties to consummate the transactions contemplated hereby;

(e)

effect all necessary registrations and other filings and submissions of information requested by governmental authorities;

(f)

comply with all provisions of this Agreement; and

(g)

provide such officers’ certificates as may be reasonably requested by the other parties hereto in respect of the representations, warranties and covenants of a party hereto.

7.3

Access to Information

(a)

Upon reasonable notice, Gareste and the SALICO Shareholders shall afford to Etna’s directors, officers, counsel, accountants and other authorized representatives and advisers complete access (or, where necessary, the provision of the information requested), during normal business hours and at such other time or times as the parties may reasonably request, from the date hereof and until the earlier of the Closing Date and the termination of this Agreement, to its properties, books, contracts and records as well as to management personnel of Gareste as Etna may require or may reasonably request.

(b)

Upon reasonable notice, PGM International shall afford to Etna’s directors, officers, counsel, accountants and other authorized representatives and advisers complete access (or, where necessary, the provision of the information requested), during normal business hours and at such other time or times as the parties may reasonably request, from the date hereof and until the earlier of the Closing Date and the termination of this Agreement, to its properties, books, contracts and records solely with respect to the PGM Properties as Etna may require or may reasonably request.

(c)

Upon reasonable notice, Etna shall afford to Gareste’s partners, counsel, accountants and other authorized representatives and advisers complete access (or, where necessary, the provision of the information requested), during normal business hours and at such other time or times as the parties may reasonably request, from the date hereof and until the earlier of the Closing Date and the termination of this Agreement, to its properties, books, contracts and records as well as to management personnel of Etna as Gareste may require or may reasonably request.

7.4

Conduct of Business of Gareste

With respect to the Gareste Properties, Gareste covenants and agrees that, during the period from the date of this Agreement until the earlier of the Closing Date and the date this Agreement is terminated in accordance with its terms, unless Etna otherwise consents in writing (such consent not to be unreasonably withheld or delayed), except as required by Law or as otherwise expressly permitted or specifically contemplated by this Agreement:

(a)

the business of Gareste (with respect to the Gareste Properties) shall be conducted in the ordinary course of business and consistent with past practice, and Gareste shall use all commercially reasonable efforts to maintain and preserve the Gareste Properties and its respective business in relation thereto;

(b)

Gareste shall notify Etna of any Material Adverse Effect with respect to the Gareste Properties; and

(c)

Gareste (with respect to the Gareste Properties) shall not, directly or indirectly take any action which may interfere with or be inconsistent with the successful completion of the transactions contemplated herein or take any action or fail to take any action which may result in a condition precedent to the transactions described herein not being satisfied.

7.5

Conduct of Business of PGM International

With respect to the PGM Properties, PGM International covenants and agrees that, during the period from the date of this Agreement until the earlier of the Closing Date and the date this Agreement is terminated in accordance with its terms, unless Etna otherwise consents in writing (such consent not to be unreasonably withheld or delayed), except as required by Law or as otherwise expressly permitted or specifically contemplated by this Agreement:

(a)

the business of PGM International (with respect to the PGM Properties) shall be conducted in the ordinary course of business and consistent with past practice, and PGM International shall use all commercially reasonable efforts to maintain and preserve the PGM Properties and its business in relation thereto;

(b)

PGM International shall notify Etna of any Material Adverse Effect with respect to the PGM Properties; and

(c)

PGM International (with respect to the PGM Properties) shall not, directly or indirectly take any action which may interfere with or be inconsistent with the successful completion of the transactions contemplated herein or take any action or fail to take any action which may result in a condition precedent to the transactions described herein not being satisfied.

7.6

Conduct of Business of SALICO

With respect to the Properties, Gareste and the SALICO Shareholders covenant and agree that, during the period from the incorporation of SALICO until the earlier of the Closing Date and the date this Agreement is terminated in accordance with its terms, unless Etna otherwise consents in writing (such consent not to be unreasonably withheld or delayed), except as required by Law or as otherwise expressly permitted or specifically contemplated by this Agreement, Gareste and the SALICO Shareholders covenant that SALICO will not:

(i)

issue, sell, pledge, hypothecate, lease, dispose of or encumber any SALICO Share or other securities or any right, option or warrant with respect thereto;

(ii)

amend or propose to amend its Charter;

(iii)

split, combine or reclassify any of its securities or declare or make any Distribution or distribute any of its properties or assets to any Person;

(iv)

other than in the ordinary course of business, enter into or amend any employment contracts with any officer or senior management employee, create or amend any employee benefit plan, make any increases in the base compensation, bonuses, paid vacation time allowed or fringe benefits for its directors, officers, employees or consultants;

(v)

make any capital expenditures, additions or improvements or commitments for the same, except in the ordinary course of business;

(vi)

enter into any contract, commitment or agreement under which it would incur indebtedness for borrowed money or for the deferred purchase price of property (other than such property acquired in the ordinary course of business), or would have the right or obligation to incur any such indebtedness or obligation, or make any loan or advance to any Person;

(vii)

acquire or agree to acquire (by tender offer, exchange offer, merger, amalgamation, acquisition of shares or assets or otherwise) any Person, partnership, joint venture or other business organization or division or acquire or agree to acquire any material assets, except in the ordinary course of business;

(viii)

enter into any contracts, other than in the ordinary course of business;

(ix)

create any option or bonus plan, pay any bonuses, deferred or otherwise, or defer any compensation to any of its officers or employees;

(x)

make any material change in accounting procedures or practices;

(xi)

mortgage, pledge or hypothecate any of the Properties or subject them to any Lien;

(xii)

enter into any agreement or arrangement granting any rights to purchase or lease any of the Properties, or requiring the consent of any Person to the transfer, assignment or lease of any of the Properties;

(xiii)

engage in any business or other activity that is outside of the ordinary course of business that is being currently conducted, whether as a partner, joint venture participant or otherwise;

(xiv)

sell, lease, sublease, assign or transfer (by tender offer, exchange offer, merger, amalgamation, sale of shares or assets or otherwise) any of the Properties, or cancel, waive or compromise any debts or claims, including accounts payable to and receivable from Affiliates;

(xv)

enter into any other material transaction or any amendment of any contract, lease, agreement, license or sublicense which is material to its business;

(xvi)

except in the ordinary course of business, settle any material outstanding claim, dispute, litigation matter, or tax dispute;

(xvii)

transfer any assets to the SALICO Shareholders or any of their Subsidiaries or Affiliates or assume any Indebtedness from the SALICO Shareholders or any of their Subsidiaries or Affiliates or enter into any other related party transactions;

(xviii)

redeem, purchase or offer to purchase any SALICO Share or other securities;

(xix)

except in the ordinary course of business, acquire any material assets, including but not limited to securities of other companies; or

(xx)

enter into any agreement or understanding to do any of the foregoing.

7.7

Conduct of Business of Etna

Etna covenants and agrees that during the period from the date of this Agreement until the earlier of the Closing Date and the date this Agreement is terminated in accordance with its terms, unless Gareste otherwise consents in writing (such consent not to be unreasonably withheld or delayed), except as may be otherwise required by Law or as otherwise expressly permitted or specifically contemplated by this Agreement:

(a)

the business of Etna shall be conducted in the ordinary course of business and consistent with past practice and Etna shall use all commercially reasonable efforts to maintain and preserve its business, assets and business relationships;

(b)

Etna shall at all times comply with the policies of the TSXV, except where such non-compliance would not have a Material Adverse Effect on Etna;

(c)

Etna shall notify Gareste of any Material Adverse Effect on its business; and

(d)

Except as contemplated herein, Etna shall not directly or indirectly:

(i)

take any action which may interfere with or be inconsistent with the successful completion of the transactions contemplated herein or take any action or fail to take any action which may result in a condition precedent to the transactions described herein not being satisfied;

(ii)

issue, sell, pledge, hypothecate, lease, dispose of or encumber any Etna Shares or other securities of Etna or any right, option or warrant with respect thereto, except for the issuance of Etna Shares issued pursuant to the exercise of the Etna Options, the Etna Warrants and the Etna Property Shares and except for the securities required to be issued by Etna as disclosed in the Etna Public Record prior to the date of this Agreement;

(iii)

amend or propose to amend its Charter;

(iv)

split, combine or reclassify any of its securities or declare or make any Distribution, or distribute any of its material property or assets to any Person;

(v)

enter into or amend any employment contracts or consulting agreements with any director, officer shareholder, consultant or senior management employee, create or amend any employee benefit plan, make any increases in the base compensation, bonuses, paid vacation time allowed or fringe benefits for its directors, officers, employees or consultants;

(vi)

make any capital expenditures, additions or improvements or commitments for the same, except in the ordinary course of business;

(vii)

enter into any contract, commitment or agreement under which it would incur indebtedness for borrowed money or for the deferred purchase price of property or would have the right or obligation to incur any such indebtedness or obligation, or make any loan or advance to any Person;

(viii)

acquire or agree to acquire (by tender offer, exchange offer, merger, amalgamation, acquisition of shares or assets or otherwise) any Person, partnership, joint venture or other business organization or division or acquire or agree to acquire any material assets;

(ix)

enter into any material contracts regarding its business operations, including joint ventures, partnerships or other arrangements;

(x)

create or amend any stock option or bonus plan, or pay any bonuses, deferred or otherwise, or defer any compensation to any of its directors or officers, except as disclosed in the Etna Financial Statements;

(xi)

make any material change in accounting procedures or practices;

(xii)

mortgage, pledge or hypothecate any of the Etna Assets, or subject them to any Lien;

(xiii)

except in the ordinary course of business consistent with past practice, enter into any agreement or arrangement granting any rights to purchase or lease any of the material Etna Assets or requiring the consent of any Person to the transfer, assignment or lease of any of the material Etna Assets;

(xiv)

engage in any business that is outside of the ordinary course of business that is being currently conducted by Etna, whether as a partner, joint venture participant or otherwise;

(xv)

except in the ordinary course of business consistent with past practice, sell, lease, sublease, assign or transfer (by tender offer, exchange offer, merger, amalgamation, sale of shares or assets or otherwise) any of the material Etna Assets, or cancel, waive or compromise any debts or claims, including accounts payable to and receivable from Affiliates;

(xvi)

enter into any other material transaction, or any amendment of any contract, lease, agreement, license or sublicense which is material to its business;

(xvii)

settle any outstanding claim, dispute, litigation matter, or tax dispute;

(xviii)

engage in any business enterprise or other activity different from that which is permitted under the policies of the TSXV;

(xix)

redeem, purchase or offer to purchase any Etna Shares or other securities;

(xx)

acquire, directly or indirectly, any assets, including but not limited to securities of other companies, outside the ordinary course of business; or

(xxi)

enter into any agreement or understanding to do any of the foregoing.

7.8

Notification

Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

7.9

Collection of Personal Information

The SALICO Shareholders acknowledge and consent to the fact that Etna is collecting the SALICO Shareholders’ personal information which may be disclosed by Etna to:

(a)

the TSXV or securities regulatory authorities;

(b)

Etna’s registrar and transfer agent;

(c)

Canadian tax authorities; and

(d)

authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada).

By executing this Agreement, each of the SALICO Shareholders are deemed to be consenting to the foregoing collection, use and disclosure of each of the SALICO Shareholders’ personal information and to the retention of such personal information for as long as permitted or required by law or business practice. By executing this Agreement, each of the SALICO Shareholders hereby consents to the foregoing collection, use and disclosure of each of the SALICO Shareholders’ personal information. Each of the SALICO Shareholders also consent to the filing of copies or originals of any of the SALICO Shareholders’ documents described herein as may be required to be filed with the TSXV or any securities regulatory authority in connection with the transactions contemplated hereby. An officer of the Etna is available to answer questions about the collection of personal information by the Etna.

7.10

Initial Payment

The parties acknowledge and agree that, prior to and immediately following the execution of this Agreement, Gareste will incur certain expenses in furtherance of the transactions contemplated hereby. In this context, Etna will:

(a)

pay a non-refundable sum of US$50,000 to Gareste upon execution of this Agreement in accordance with wiring instructions to be provided by Gareste to Etna to cover costs to be incurred in connection with the formation and organization of SALICO; and

(b)

pay a non-refundable sum of US$25,000 per month to Gareste, payable on the fifteenth (15th) day of each calendar month following execution of this Agreement until the Closing Date (or the earlier date of termination), and if such date is not a Business Day, such payment will be due and payable on the next Business Day. The funds payable pursuant to this subsection are required to compensate the general and administration costs of Gareste, and certain concession maintenance expenses associated with the Gareste Properties.

(c)

pay US$2,000 per month to Gareste, payable on the last Business Day of each calendar month following the Closing Date as a lease or rental remittance fee to maintain the Piedra Parada Salar Concessions through the exploration stage, which payments will increase to US$5,000 per month at such time that the Piedra Parada Salar Concessions are converted to exploitation status.

7.11

Organization of SALICO and transfer of Properties

Following execution of this Agreement, Gareste will promptly organize SALICO and undertake all acts to transfer the Gareste Properties to SALICO in accordance with applicable laws, it being expressly acknowledged that only the rights to extract and exploit the Lithium Materials with respect to the Piedra Parada Salar Concessions will be transferred. The parties acknowledge that Gareste is not limited to naming SALICO “South American Lithium Company S.A. Cerrada”, and Gareste has the discretion to use any alternate name in its sole discretion. Similarly, following execution of this Agreement and the organization of SALICO, PGM International will undertake all acts to transfer the PGM Properties to SALICO in accordance with applicable laws

7.12

Net Smelter Returns Royalty

Upon the Closing Date, Etna agrees to cause SALICO to enter into the Net Smelter Return Royalty Agreement on substantially the same terms as set out in Schedule 6.11 and grant the Piedra Parada Net Smelter Returns Royalty, it being acknowledged by the Parties that both documents will be prepared in Spanish and recorded in accordance with Chilean law.

7.13

Technical Report

Etna will promptly undertake all reasonable efforts to prepare, deliver and file the Technical Report if the TSXV requires the Technical Report to be filed prior to Closing and Etna agrees to pay for all reasonable costs related to same.

ARTICLE 8
CONDITIONS TO OBLIGATION TO CLOSE

8.1

Etna’s Closing Conditions

Etna’s obligation to issue the Etna Exchange Shares in exchange for the SALICO Shares on the Closing Date pursuant to Article 2 is subject to compliance by Gareste, PGM International and the SALICO Shareholders with their agreements and covenants herein contained and to the satisfaction, on or prior to the Closing Date, of the following conditions. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the sole benefit of Etna and may be waived by Etna in its sole discretion.

(a)

Charter Documents and Certificate of Corporate Existence. Etna shall have received from SALICO: (i) a copy, certified by one duly authorized officer or director of SALICO, to be true and complete as of the Closing Date, of the Charter or other organizational documents of SALICO; and (ii) a written statement of Chilean counsel, or certificate dated not more than three days prior to the Closing Date, of the governmental authority or the appropriate official of the jurisdiction in which SALICO was formed and of each province, territory or state in which SALICO carries on business, as to SALICO’s good standing or qualification to carry on business, as the case may be.

(b)

Board or Equivalent Approvals. SALICO, Gareste and PGM International (with respect to the PGM Properties), shall have obtained all necessary approvals for this Agreement and the Transaction, including the transfer of the Properties from Gareste, or PGM International, as applicable, to SALICO.

(c)

Due Diligence. Etna, and its agents or representatives, shall have conducted and completed to its satisfaction, acting reasonably, a legal and financial due diligence investigation of SALICO, Gareste and PGM International.

(d)

Legal Opinion. Counsel for Gareste will provide a legal opinion to Etna with respect to SALICO in the form reasonably required by Etna and its counsel.

(e)

Proof of Corporate Action. Etna shall have received from SALICO and Gareste copies of the records of all corporate action taken to authorize the execution, delivery and performance of this Agreement and all matters ancillary thereto.

(f)

Representations and Warranties. The representations and warranties of Gareste, PGM International and the SALICO Shareholders contained herein shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties were made at such time. Etna shall have received on the Closing Date certificates to this effect with respect to Gareste, signed by one authorized partner of Gareste.

(g)

Covenants. All of the terms, covenants and conditions of this Agreement to be complied with or performed by Gareste, PGM International and the SALICO Shareholders at or before the Closing Date shall have been complied with or performed. Etna shall have received on the Closing Date certificates to this effect with respect to Gareste signed by one authorized partner of Gareste.

(h)

Regulatory and Other Consents. All required approvals, consents, authorizations and waivers relating to the consummation of the transactions contemplated by this Agreement shall have been obtained from the TSXV and the securities regulatory authorities in British Columbia and Alberta and all other requisite governmental and regulatory authorities.

(i)

No Action or Proceeding. No bona fide legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the exchange by the SALICO Shareholders of the SALICO Shares for the Etna Exchange Shares.

(j)

No Material Adverse Change. No change shall have occurred in the business, affairs, financial condition or operations of SALICO, PGM International or Gareste between the date of this Agreement and the Closing Date which would have a Material Adverse Effect on the transactions contemplated hereunder.

(k)

Questionnaires. On or prior to Closing, each SALICO Shareholder who is a U.S. Person will duly sign and deliver a copy of the Accredited Investor Questionnaire set out in Schedule 2.1(e) to Etna.

(l)

General. All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Etna and its counsel, acting reasonably, and Etna shall have received copies of all documents, including, without limitation, all documentation required to be delivered to Etna at or before the Closing Time in accordance with this Agreement, records of corporate or other proceedings and consents which Etna may have reasonably requested in connection therewith.

The agreements, certificates, documents, other evidence of compliance and opinions described in this Section 8.1 shall be in form and substance satisfactory to Etna, acting reasonably, and shall, except as otherwise provided, be delivered to Etna at the Closing.

8.2

Gareste and SALICO Shareholders’ Closing Conditions

The obligations of each of the SALICO Shareholders to transfer and assign to Etna the SALICO Shares in exchange for the Etna Exchange Shares pursuant to Article 2 is subject to compliance by Etna with its agreements and covenants herein contained and to the satisfaction, on or before the Closing Date of the following conditions. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the sole benefit of Gareste and the SALICO Shareholders and may be waived by Gareste and the SALICO Shareholders in their discretion.

(a)

Charter Documents and Certificate of Corporate Existence. Gareste shall have received from Etna: (i) a copy, certified by one duly authorized officer of Etna, to be true and complete as of the Closing Date, of the Charter of Etna and (ii) a certificate dated not more than three days prior to the Closing Date, of the government of British Columbia and of each province, territory or state in which Etna carries on business, as to Etna’s good standing or qualification to carry on business, as the case may be.

(b)

Board Approval. Etna shall have obtained all necessary board approvals for this Agreement and the Transaction.

(c)

Due Diligence. Gareste and the SALICO Shareholders, and their respective agents or representatives, shall have conducted and completed to their satisfaction, acting reasonably, a legal and financial due diligence investigation of Etna.

(d)

Legal Opinions. Counsel for Etna will provide a legal opinion to Gareste in the form reasonably required by Gareste and its counsel.

(e)

Proof of Corporate Action. Gareste shall have received from Etna copies of the records of all corporate action taken to authorize the execution, delivery and performance of this Agreement and all matters ancillary thereto.

(f)

Representations and Warranties. The representations and warranties of Etna contained herein shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties were made at such time, and Gareste shall have received on the Closing Date certificates to this effect signed by one authorized officer of Etna.

(g)

Covenants. All of the terms, covenants and conditions of this Agreement to be complied with or performed by Etna at or before the Closing Date shall have been complied with or performed and Gareste shall have received on the Closing Date certificates to this effect signed by one authorized officer of Etna.

(h)

Regulatory and other Consents. All required approvals, consents, authorizations and waivers relating to the consummation of the transactions contemplated by this Agreement shall have been obtained from the TSXV, the securities regulatory authorities in British Columbia and Alberta and all other requisite governmental and regulatory authorities.

(i)

No Action or Proceeding. No bona fide legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the exchange by the SALICO Shareholders of the SALICO Shares for the Etna Exchange Shares.

(j)

No Material Adverse Change. No change shall have occurred in the business, affairs, financial condition or operations of Etna between the date of this Agreement and the Closing Date which would have a Material Adverse Effect.

(k)

Financing. Etna shall provide reasonable evidence of the closing of the Financing and cash in the treasury of at least $450,000, net of all obligations.

(l)

Technical Report. In the event the TSXV requires the Technical Report to be filed for Closing, Etna will cause the Technical Report to be finalized and delivered to Gareste and filed on SEDAR on or prior to the Closing Date.

(m)

Net Smelter Returns Royalty. On the Closing Date, Gareste and SALICO will enter into the Net Smelter Return Royalty Agreement and the Piedra Parada Net Smelter Returns Royalty.

(n)

Payments. Etna shall have paid the amounts required in accordance with Section 6.9.

(o)

Change of Directors. At Closing, Etna shall cause one of its current directors to resign and shall appoint two directors as directed by Gareste, subject to the receipt of an executed consent to act and a completed and notarized Form 2A – Personal Information Form or Form 2C1 – Declaration, as applicable, that is acceptable to the TSXV, and, provided the two new directors provide duly executed consents to act as directors, shall provide a copy of the Notice of Articles, register of directors and a directors’ consent resolution or minutes of a duly held meeting evidencing such appointments. The parties recognize that one of the remaining directors of Etna following the Closing must be a Qualified Person, as such term is defined in accordance with Applicable Securities Laws.

(p)

TSXV Approval. The TSXV shall have approved the Transaction and agreed to list the Etna Exchange Shares issued in connection with the Transaction.

(q)

TSXV Issuer. Following the Closing of the Transaction, Etna shall continue to satisfy the minimum listing requirements of the TSXV for a Tier 2 Issuer.

(r)

General. All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Gareste and its counsel, acting reasonably, and Gareste shall have received copies of all documents, including, without limitation, all documentation required to be delivered to Gareste at or before the Closing Time in accordance with this Agreement, records of corporate or other proceedings and consents which Gareste may have reasonably requested in connection therewith.

The agreements, certificates, documents and other evidence of compliance described in this Section 8.2 shall be in form and substance satisfactory to Gareste, acting reasonably, and shall, except as otherwise provided, be delivered to Gareste at the Closing.

ARTICLE 9
TERMINATION

9.1

Termination

This Agreement may be terminated by written notice given by the terminating party to the other parties hereto, at any time prior to the Closing:

(a)

by mutual written consent of each of Gareste, the SALICO Shareholders and Etna;

(b)

by Gareste or Etna, if there has been a material misrepresentation, breach or non-performance by a party (other than the party seeking to terminate this Agreement pursuant to this Section 9.1(b)) of any representation, warranty, covenant or obligation contained in this Agreement, provided the breaching party has been given notice of and twenty (20) days to cure any such material misrepresentation, breach or non-performance;

(c)

by Gareste or Etna, if a condition for the terminating party’s benefit has not been satisfied or waived by the date set forth immediately below; or

(d)

by either Gareste or Etna, if the Closing has not occurred on or before January 31, 2010 or such later date as may be agreed to by Gareste and Etna (provided, that the right to terminate this Agreement under this Section 9.1(d) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure to consummate the transactions contemplated hereby by such date).

9.2

Effect of Termination

In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall forthwith have no further force or effect and there shall be no obligation on the part of the parties hereunder except with respect to (i) Section 10.1 and Article 13 and Article 14, which will survive such termination, and (ii) a breach arising from the fraud or willful misconduct of any party.

9.3

Waivers and Extensions

At any time prior to the Closing Time, each of the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of another party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party to be bound thereby.

ARTICLE 10
TRANSACTION COSTS

10.1

Transactions Costs

Except as otherwise provided for herein, in the event of the termination of this Agreement pursuant to Section 9.1 hereof, all costs of the Transaction incurred by Gareste, the SALICO Shareholders, PGM International and Etna, as the case may be, in connection with this Agreement and the Transaction, including legal fees, financial advisor fees and all disbursements by such parties and their advisors shall be born and paid by the party incurring the costs.

ARTICLE 11
NOTICES

11.1

Notices

Any notice or other communication in connection with this Agreement shall be deemed to be delivered if in writing (or in the form of a fax) addressed as provided below: (a) when actually delivered or faxed to said address, or (b) in the case of a letter, three Business Days shall have elapsed after the same shall have been deposited in the Canadian mails, postage prepaid and registered or certified:

If to the SALICO Shareholders then to the following address:

SOUTH AMERICAN LITHIUM COMPANY S.A. CERRADA
Suite 110, 3040 N. Campbell Ave.,

Tucson, Arizona

USA 85719,

Facsimile 520-623-3326

Attention: Andrew Brodkey

If to PGM International then to the following address:

PGM INTERNATIONAL S.A. CERRADA
c/o SOCIEDAD GARESTE LIMITADA

280 Van Buren, Copiapo, Chile,

Facsimile: 011-5652-525-85

Attention: Eduardo Esteffan Marco, Director

If to Gareste then to the following address:

SOCIEDAD GARESTE LIMITADA

280 Van Buren, Copiapo, Chile,

Facsimile: 011-5652-525-85

Attention: Harold Gardner, Partner

With a copy (which does not constitute notice) to:

CLARK WILSON LLP

800 – 885 West Georgia Street

Vancouver, British Columbia

V6C 3H1

Fax: (604) 687-6314

Attention: Cam McTavish

or at such other address as Gareste or the SALICO Shareholders shall have specified by notice actually received by the addressor;

If to Etna then to the following address:

ETNA RESOURCES INC.

200 – 551 Howe Street

Vancouver, B.C. V6C 2C2

Telephone: (604) 683-8610

Facsimile: (604) 683-4499

Attention: Jerry Minni

With a copy (which does not constitute notice) to:

SALLEY BOWES HARWARDT LAW CORP.

1750 – 1185 West Georgia Street

Vancouver, British Columbia

V6E 4E6

Fax: (604) 688-0778

Attention: Louis P. Salley

or at such other address as Etna shall have specified by notice actually received by the addressor.

ARTICLE 12
INDEMNIFICATION

12.1

Survival of Covenants, Agreements, Etc.

All covenants, agreements, indemnities, representations and warranties made herein by one party to another party or in any other document referred to herein or delivered to such party or pursuant hereto shall be deemed to have been relied on by such party, notwithstanding any investigation made by the party, and shall survive the execution and delivery of this Agreement and the deliveries described in Article 8; provided that any claim for a breach or inaccuracy of the representations and warranties made by the party is made before the expiration of one year from the Closing Date or, if applicable, the date this Agreement is terminated per Section 9.1(c).

12.2

Indemnification by Gareste

Gareste agrees to indemnify, defend and save harmless Etna from all Losses suffered or incurred by Etna as a result of or arising directly or indirectly out of or in connection with:

(a)

any material breach by Gareste of or any material inaccuracy of any representation or warranty contained in Article 3 of this Agreement or in any agreement, instrument, certificate or other document delivered pursuant hereto; and

(b)

any breach or non-performance by Gareste of any covenant to be performed by it which is contained in this Agreement or in any agreement, certificate or other document delivered pursuant hereto.

12.3

Indemnification by PGM International

PGM International agrees to indemnify, defend and save harmless Etna from all Losses suffered or incurred by Etna as a result of or arising directly or indirectly out of or in connection with:

(a)

any material breach by PGM International of or any material inaccuracy of any representation or warranty contained in Article 4 of this Agreement or in any agreement, instrument, certificate or other document delivered pursuant hereto; and

(b)

any breach or non-performance by PGM International of any covenant to be performed by it which is contained in this Agreement or in any agreement, certificate or other document delivered pursuant hereto.

12.4

Indemnification by the SALICO Shareholders

(a)

Each SALICO Shareholder agrees to severally indemnify and save harmless the Etna Indemnified Persons from all Losses suffered or incurred by the Indemnified Persons as a result of or arising directly or indirectly out of or in connection with:

(i)

Any material breach by such SALICO Shareholder of or any material inaccuracy of any representation or warranty of the SALICO Shareholder contained in Article 5 of this Agreement; and

(ii)

any failure of such SALICO Shareholder to transfer good and valid title of its respective SALICO Shares to Etna, free and clear of all Liens.

12.5

Indemnification by Etna

Etna agrees to indemnify, defend and save harmless the SALICO Shareholders from all Losses suffered or incurred by the SALICO Shareholders as a result of or arising directly or indirectly out of or in connection with:

(a)

any material breach by Etna of or any material inaccuracy of any representation or warranty contained in Article 6 of this Agreement or in any agreement, instrument, certificate or other document delivered pursuant hereto; and

(b)

any breach or non-performance by Etna of any covenant to be performed by it which is contained in this Agreement or in any agreement, certificate or other document delivered pursuant hereto.

12.6

Limitations on Amount of Liability of SALICO Shareholders

(a)

Each SALICO Shareholder’s aggregate liability to the Etna Indemnified Persons for any and all Losses in respect of any and all causes of action, event, or other circumstances arising out of this Agreement shall not exceed the following:

(i)

the aggregate value of the Etna Shares then held by such SALICO Shareholder (being the Market Price of the Etna Shares) at the time the subject Claim is payable (which for greater certainty is after final adjudication or settlement) and which were issued to the SALICO Shareholders pursuant to this Agreement (the “SALICO Shareholder Exchange Derived Securities”); plus

(ii)

with respect to the SALICO Shareholder Exchange Derived Securities sold by a SALICO Shareholder to an arm’s length Person through normal market transactions, the net proceeds from such sale; or

(iii)

with respect to SALICO Shareholder Exchange Derived Securities sold by a SALICO Shareholder in circumstances other than those contemplated in clause (ii) of this subsection, the Market Price of such SALICO Shareholder Exchange Derived Securities at the time of sale by such SALICO Shareholders.

(b)

Any liability of the SALICO Shareholders pursuant to Section 12.6(a) may be settled, at each SALICO Shareholder’s option, by the delivery of Etna Shares duly executed and endorsed in blank for transfer or accompanied by a duly executed power of attorney duly endorsed in blank for transfer, and if applicable, with all stock transfer and any other required documentary stamps affixed (valued in accordance with Section 12.6(a)(i)) or the payment of cash.

(c)

In no event shall any SALICO Shareholder have any liability to Etna (or Etna’s Affiliates or representatives) hereunder for any consequential, special or nominal damages or lost profits.

12.7

Notice of Claim

(a)

In the event that a party (the “Indemnified Party”) shall become aware of any claim, proceeding or other matter (a “Claim”) in respect of which another party (the “Indemnifying Party”) agreed to indemnify the Indemnified Party pursuant to this Agreement, the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. Such notice shall specify whether the Claim arises as a result of a claim by a person against the Indemnified Party (a “Third Party Claim”) or whether the Claim does not so arise (a “Direct Claim”), and shall also specify with reasonably particularity (to the extent that the information in available) the factual basis for the Claim and the amount of the Claim, if known; and

(b)

If, through the fault of the Indemnified Party, the Indemnifying Party does not receive notice of any Claim in time to contest effectively the determination of any liability susceptible of being contested, the Indemnifying Party shall be entitled to set off against the amount claimed by the Indemnified Party the amount of any Losses incurred by the Indemnifying Party resulting from the Indemnified Party’s failure to give such notice on a timely basis.

12.8

Direct Claims

With respect to any Direct Claim, following receipt of notice from the Indemnified Party of the Claim, the Indemnifying Party shall have 60 days to make such investigation of the Claim as is considered necessary or desirable. For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the Claim, together with all such other information as the Indemnifying Party may reasonably request. If both parties agree at or prior to the expiration of such 60-day period (or any mutually agreed upon written extension thereof) to the validity and amount of such Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the full agreed upon amount of the Claim, failing which the matter shall be referred to binding arbitration in such manner as the parties may agree or shall be determined by a court of competent jurisdiction.

12.9

Third Party Claims

With respect to any Third Party Claim, the Indemnifying Party shall have the right, at its expense, to participate in or assume control of the negotiation, settlement or defence of the Claim and, in such event, the Indemnifying Party shall reimburse the Indemnified Party for all the Indemnified Party’s out-of-pocket expenses as a result of such participation or assumption. If the Indemnifying Party elects to assume such control, the Indemnified Party shall have the right to participate in the negotiation, settlement or defence of such Third Party Claim and to retain counsel to act on its behalf, provided that the fees and disbursements of such counsel shall be paid by the Indemnified Party unless the Indemnifying Party consents to the retention of such counsel or unless the named parties to any action or proceeding include both the Indemnifying Party and the Indemnified Party and the representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to the actual or potential differing interests between them (such as the availability of different defences), in which case the Indemnifying Party shall pay the reasonable fees and expenses of one such counsel. If the Indemnifying Party, having elected to assume such control, thereafter fails to defend the Third Party Claim within a reasonable time, the Indemnified Party shall be entitled to assume such control, in which case the Indemnifying Party shall pay the reasonable fees and expenses of one such counsel, and the Indemnifying Party shall be bound by the results obtained by the Indemnified Party with respect to such Third Party Claim. If any Third Party Claim is of a nature such that the Indemnified Party is required by applicable Law or the order of any court, tribunal or regulatory body having jurisdiction to make a payment to any Person (a “Third Party”) with respect to the Third Party Claim before the completion of settlement negotiations or related legal proceedings, as the case may be, the Indemnified Party may make such payment and the Indemnifying Party shall, forthwith after demand by the Indemnified Party, reimburse the Indemnified Party for such payment. If the amount of any liability of the Indemnified Party under the Third Party Claim in respect to of which such payment was made, as finally determined, is less than the amount which was paid by the Indemnifying Party to the Indemnified Party, the Indemnified Party shall, forthwith after receipt of the difference from the Third Party, pay the amount of such difference to the Indemnifying Party. If such a payment, by resulting in settlement of the Third Party Claim, precludes a final determination of the merits of the Third Party Claim and the Indemnified Party and the Indemnifying Party are unable to agree whether such payment was reasonable in the circumstances having regard to the amount and merits of the Third Party Claim, such dispute shall be submitted to arbitration pursuant to the Commercial Arbitration Act (British Columbia).

12.10

Settlement of Third Party Claims

If the Indemnifying Party fails to assume control of the defence of any Third Party Claim, the Indemnified Party shall have the exclusive right to contest, settle or pay the amount claimed. Whether or not the Indemnifying Party assumes control of the negotiation, settlement or defence of any Third Party Claim, the Indemnifying Party shall not settle any Third Party Claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided, however, that the liability of the Indemnifying Party shall be limited to the proposed settlement amount if any such consent is not obtained for any reason.

12.11

Co-operation

The Indemnified Party and the Indemnifying Party shall co-operate fully with each other with respect to Third Party Claims, and shall keep each other fully advised with respect thereto (including supplying copies of all relevant documentation promptly as it become available).

12.12

Exclusivity

The provision of this Article 12 shall apply to any Claim for breach of any covenant, representation, warranty or other provision of this Agreement or any agreement, certificate or other document delivered pursuant hereto (other than a claim for specific performance or injunctive relief) with the intent that all such Claims shall be subject to the limitations and other provisions contained in this Article 12.

ARTICLE 13
CONFIDENTIALITY

13.1

Confidential Information

All information of SALICO, PGM International and Gareste as to its respective business, properties, title, assets and affairs, including information delivered in oral, electronic or written format, which (1) has not become generally available to the public, (2) was not available to Etna or its representatives on a non-confidential basis before the date of this Agreement or (3) does not become available to Etna or its representatives on a non-confidential basis from a person who is not otherwise bound by confidentiality obligations to SALICO, PGM International or Gareste with respect to such information and not otherwise prohibited from transmitting such information, shall be kept strictly confidential by Etna and its representatives (the “Confidential Information”). No Confidential Information may be released to third parties without the consent of Gareste or PGM International, as applicable, except that Gareste or PGM International, as applicable, hereto agrees that it will not unreasonably withhold such consent to the extent that such Confidential Information is compelled to be released by legal process or is required to be released to regulatory bodies, including, but not limited to, the TSXV, and/or included in public documents to satisfy the disclosure requirements in order to consummate the transactions contemplated herein or otherwise.

ARTICLE 14
MISCELLANEOUS

14.1

Amendments and Waivers

Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each of Gareste, the SALICO Shareholders, PGM International and Etna, or in the case of a waiver, by the party against whom the waiver is to be effective. Any amendment or waiver effected in accordance with this Section 14.1 shall be binding upon Gareste, the SALICO Shareholders, PGM International and Etna pursuant to this Agreement.

14.2

Power of Attorney

The SALICO Shareholders hereby severally and irrevocably appoint Andrew Brodkey as their agent and attorney to take any action that is required or to execute and deliver any documents on their behalf, including without limitation, for the purposes of all Closing matters and deliveries of documents and do and cause to be done all such acts and things as may be necessary or desirable in connection with the Transaction. Such appointment is coupled with an interest and is irrevocable. Without limiting the generality of the foregoing, Andrew Brodkey may, on behalf of himself and the SALICO Shareholders, extend the Closing Date, modify or waive such conditions as are contemplated herein, negotiate, settle and deliver the final forms of this Agreement and any other documents that are necessary or desirable to give effect to the Transaction, other than any escrow agreements that may be required to be entered into by a SALICO Shareholder by the TSXV. The SALICO Shareholders hereby acknowledge and agree that any decision or exercise of discretion required to be made by Andrew Brodkey under this Agreement, shall be final and binding upon the SALICO Shareholders so long as such decision or exercise was made bona fide. Etna shall have no duty to enquire into the validity of any document executed or other action taken by Andrew Brodkey on behalf of the SALICO Shareholders pursuant to this Section 14.2.

14.3

Consent to Jurisdiction

For disputes under this Agreement, each of Gareste, the SALICO Shareholders, PGM International and Etna hereby agrees to submit to the exclusive jurisdiction of the courts in and of the Province of British Columbia and to the courts to which an appeal of the decisions of such courts may be taken, and consents that service of process with respect to all courts in and of the Province of British Columbia may be made by registered mail to it at the address set forth in Article 11.

14.4

Governing Law

This Agreement shall be exclusively governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

14.5

Further Assurances

Gareste, the SALICO Shareholders, PGM International and Etna, upon the request of any other party hereto, whether before or after the Closing, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the Transaction.

14.6

Time

Time is of the essence of this Agreement.

14.7

Assignment

This Agreement may not be assigned by any of the parties hereto.

14.8

Independent Legal Advice

Each of Gareste, Etna, PGM International and the SALICO Shareholders acknowledges that he or it has obtained independent legal advice regarding the execution of this Agreement, or has been advised of his or its respective right to obtain independent legal advice, and if he or it has not in fact obtained independent legal advice, such party acknowledges herewith that he or it understands the contents of this Agreement and that he or it is executing the same voluntarily and without pressure from the other parties or anyone on their behalf.

14.9

Public Announcement; Disclosure

Gareste, PGM International and the SALICO Shareholders shall not make any public announcement concerning this Agreement or the matters contemplated herein, their discussions or any other memoranda, letters or agreements between the parties relating to the matters contemplated herein without the prior consent of Etna, which consent shall not be unreasonably withheld, and Etna shall not make any public announcement concerning this Agreement or the matters contemplated herein, its discussions or any other memoranda, letters or agreements between the parties relating to the matters contemplated herein without the prior consent of Gareste and PGM International, which consent shall not be unreasonably withheld, provided that no party shall be prevented from making any disclosure which is required to be made by law, the Canadian securities regulatory authorities, or any rules of a stock exchange or similar organization to which it is bound.

14.10

Entire Agreement, Counterparts, Section Headings

This Agreement, and the Schedules hereto, sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and supersedes any prior written or oral understandings with respect thereto, including the Original Agreement. This Agreement may be executed by facsimile and in one or more counterparts thereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. If any provision of this Agreement is or will become illegal, unenforceable or invalid for any reason whatsoever, such illegal, unenforceable or invalid provisions will be severable from the remainder of this Agreement and will not affect the legality, enforceability or validity of the remaining provisions of this Agreement.

14.11

Regulatory Approval

This Agreement is subject to regulatory approval, including, without limitation, that of the TSXV.

[the remainder of the page left intentionally blank]

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the date first written above.

ETNA RESOURCES INC.

Per:

Authorized Signatory

SOCIEDAD GARESTE LIMITADA

Per:

Authorized Signatory

PGM INTERNATIONAL S.A. CERRADA

Per:

Authorized Signatory

EXECUTED by ANDREW BRODKEY in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	ANDREW BRODKEY

EXECUTED by the attorney of HAROLD GARDNER in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	HAROLD GARDNER by his attorney Andrew Brodkey

EXECUTED by the attorney of DAVID HACKMAN in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	DAVID HACKMAN by his attorney Andrew Brodkey

EXECUTED by the attorney of EDUARDO ESTEFFAN in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	EDUARDO ESTEFFAN by his attorney Andrew Brodkey

EXECUTED by the attorney of IAN HEATHCOTE in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	IAN HEATHCOTE by his attorney Andrew Brodkey

EXECUTED by the attorney of JEFFREY DAVIS in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	JEFFREY DAVIS by his attorney Andrew Brodkey

SCHEDULE 2.1(a)

SALICO Shareholders

Name and Country of Residence of SALICO Shareholder	Number of SALICO Shares to be held prior to Closing	Number of Etna Exchange Shares to be received on Closing
David Hackman United States	165	1,749,000
Harold Gardner United States	165	1,749,000
Eduardo Esteffan Marco Chile	165	1,749,000*
Andrew Brodkey United States	165	1,749,000
Ian Heathcote Canada	170	1,802,000
Jeffrey Davis Canada	170	1,802,000
TOTAL	1000	10,600,000

*

On Closing, Eduardo Esteffan Marco will continue to hold ten (10) SALICO Shares, or 1%, pursuant to the SALICO Reservation.

SCHEDULE 2.1(e)

Accredited Investor Questionnaire

The SALICO Shareholder, who is a U.S. Person, covenants, represents and warrants to Etna that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the SALICO Shareholder satisfies, if applicable)

                Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

                Category 2

A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

                Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                Category 4

A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

                Category 5

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

                Category 6

A director or executive officer of Etna;

                Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

                Category 8

An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that prospective SALICO Shareholder claiming to satisfy one of the above categories of Accredited Investor may be required to supply Etna with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the SALICO Shareholder's status as an Accredited Investor.

If the SALICO Shareholder is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

________________________________________________________________________

The SALICO Shareholder hereby certifies that the information contained in this Certificate is complete and accurate and the SALICO Shareholder will notify Etna promptly of any change in any such information. If this Certificate is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the SALICO Shareholder represents that it has the authority to execute and deliver this Certificate on behalf of such entity.

All undefined terms herein shall have the meanings set out in the Agreement.

IN WITNESS WHEREOF, the undersigned SALICO Shareholder has executed this Certificate as of the ______day of ________________, 2009.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print or Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. Number

Address	Address

SCHEDULE 3.12

SALICO Material Contracts

The material contracts of SALICO will be provided on or prior to the Closing Date.

In addition to any other material contracts of SALICO noted above, prior to the Closing Date, Gareste and SALICO will enter into an agreement (the “Lithium Agreement”) with respect to the transfer of the rights to extract and exploit the Lithium Materials at the Piedra Parada Salar Concessions. Gareste agrees that the Lithium Agreement will:

(a)

contain the standard representations, warranties, covenants, conditions and indemnities for a mineral conveyance transaction of this nature, including representations and warranties as to good and merchantable title (free of royalties, non-governmental encumbrances and the Piedra Parada Net Smelter Returns Royalty), access, tax matters, corporate authority and existence, compliance with laws (environmental and otherwise), contracts, no litigation, etc.

(b)

reserve for Gareste and/or its successors and assigns, the remainder of the rights in and to the Piedra Parada Salar Concessions, including the precious and platinum group and other metals.

(c)

set out provisions relating to operating the Piedra Parada Salar Concessions. It is anticipated that Gareste, or its successors and assigns will be the operator of and shall have the right to operate all projects which involve inflow waters or the mining or processing of sediments at the Piedra Parada Salar Concessions. SALICO shall be designated as the operator of all projects which involve the exploitation of the deep brines and mud which primarily contain the Lithium Materials. In each case, the respective parties will take all reasonable means to accommodate each other such that all projects, to the greatest extent possible, can operate simultaneously. If Gareste or its successors or assigns produce Lithium Materials, or if SALICO produces gold, precious metals, platinum group metals or other metals from their respective projects, then the party so producing will account to the other party for the metals so produced. Alternatively, the producing party will deliver to the other party the in-process streams or products which correlate to their respective ownership.

(d)

result in the transfer of the rights to extract and exploit the Lithium Materials from Gareste to SALICO and will include the rights to use all mines and workings, improvements, mineral concessions, fees, deeded and leasehold lands and resources, roads and easements, data, logs, plans, maps, intellectual property, fixed and moveable equipment, permits (to the extent assignable) and contracts, and all other real and personal property owned by Gareste with respect to the Piedra Parada Salar Concessions.

SCHEDULE 3.13

Properties

Part I

Gareste currently holds the following 36 mineral concessions and interests located in the Atacama Region III, Chile. On or prior to the Closing Date, Gareste will transfer all right, title and interest in the 36 claims to SALICO.

NAME	PLACE	OWNER	NORTH	EAST	DATE	CLAIM #	HECTARES
HUMEDAL 1	LAGUNA JILGERO	GARESTE LTDA.	7087500	520500	5/25/2009	1447	300
HUMEDAL 2	LAGUNA JILGERO	GARESTE LTDA.	7087500	521500	5/25/2009	1448	300
HUMEDAL 4	LAGUNA JILGERO	GARESTE LTDA.	7087500	523500	5/25/2009	1450	300
BRAGUNA 1	Lagunas bravas	GARESTE LTDA.	7088500	539000	5/25/2009	1440	300
BRAGUNA 2	Lagunas bravas	GARESTE LTDA.	7089500	539000	5/25/2009	1441	300
BRAGUNA 3	Lagunas bravas	GARESTE LTDA.	7090500	539000	5/25/2009	1442	300
BRAGUNA 4	Lagunas bravas	GARESTE LTDA.	7091500	539000	5/25/2009	1443	200
BRAGUNA 5	Lagunas bravas	GARESTE LTDA.	7093000	539200	5/25/2009	1444	200
BRAGUNA 6	Lagunas bravas	GARESTE LTDA.	7094500	540000	5/25/2009	1445	200
BRAGUNA 7	Lagunas bravas	GARESTE LTDA.	7095500	540000	5/25/2009	1446	200
SALIGNORA 1	SALAR IGNORADO	GARESTE LTDA.	7180500	538500	4/23/2009	1376	300
SALIGNORA 2	SALAR IGNORADO	GARESTE LTDA.	7179000	538500	4/23/2009	1377	300
SALAWIL 1	Salar.WHEELWRIGHTE	GARESTE LTDA.	7047500	535500	4/23/2009	1378	300
SALAWIL 2	Salar.WHEELWRIGHTE	GARESTE LTDA.	7047500	536500	4/23/2009	1379	300
SALAWIL 3	Salar.WHEELWRIGHTE	GARESTE LTDA.	7047500	537500	4/23/2009	1380	300
SALAWIL 4	Salar.WHEELWRIGHTE	GARESTE LTDA.	7047500	538500	4/23/2009	1381	300
LAGUESCO 1	LAGUNA ESCONDIDA	GARESTE LTDA.	7052900	547000	4/23/2009	1382	300
LAGUESCO 2	LAGUNA ESCONDIDA	GARESTE LTDA.	7052900	548000	4/23/2009	1383	300
LAGUESCO 3	LAGUNA ESCONDIDA	GARESTE LTDA.	7052900	549000	4/23/2009	1384	300
RAMALPEDER 1	Ramal Salar PEDERNALES	GARESTE LTDA.	7103500	474000	4/23/2009	1385	300
RAMALPEDER 2	Ramal Salar PEDERNALES	GARESTE LTDA.	7104500	475500	4/23/2009	1373	100
RAMALPEDER 3	Ramal Salar PEDERNALES	GARESTE LTDA.	7102000	467000	4/23/2009	1374	200
RAMALPEDER 4	Salar PEDERNALES	GARESTE LTDA.	7084000	453000	4/23/2009	1375	300
LAGUVER UNO	LAGUNA VERDE	GARESTE LTDA.	7028300	549500	4/23/2009	2119	300
LAGUVER DOS	LAGUNA VERDE	GARESTE LTDA.	7027500	550500	4/23/2009	2120	300
LAGUVER TRES	LAGUNA VERDE	GARESTE LTDA.	7027500	551500	4/23/2009	2121	300
LAGUVER CUATRO	LAGUNA VERDE	GARESTE LTDA.	7027500	552500	4/23/2009	2122	300
LAGUVER CINCO	LAGUNA VERDE	GARESTE LTDA.	7026500	553500	4/23/2009	2123	300
LAGUVER SEIS	LAGUNA VERDE	GARESTE LTDA.	7026500	554500	4/23/2009	2124	300
LAGUVER SIETE	LAGUNA VERDE	GARESTE LTDA.	7026500	555500	4/23/2009	2125	300
LAGUVER OCHO	LAGUNA VERDE	GARESTE LTDA.	7026500	556500	4/23/2009	2126	300
LAGUVER NUEVE	LAGUNA VERDE	GARESTE LTDA.	7024000	554500	4/23/2009	2127	200
LAGUVER DIEZ	LAGUNA VERDE	GARESTE LTDA.	7024000	555500	4/23/2009	2128	200
LAGUVER ONCE	LAGUNA VERDE	GARESTE LTDA.	7024000	556500	4/23/2009	2129	200
LAGUVER DOCE	LAGUNA VERDE	GARESTE LTDA.	7029500	551500	4/23/2009	2130	300
LAGUVER TRECE	LAGUNA VERDE	GARESTE LTDA.	7028500	554500	4/23/2009	2131	100

Part II

In addition to the above, Gareste currently holds the following 12 Piedra Parada Salar Concessions located in the Atacama Region III, Chile. On or prior to the Closing Date, Gareste will grant the right to extract and exploit the Lithium Materials with respect to the 12 Piedra Parada Salar Concessions to SALICO.

NAME	PLACE	OWNER	NORTH	EAST	DATE	CLAIM #	HECTARES
HUMEDAL 7	SALAR PIEDRA PARADA	GARESTE LTDA.	7084500	525000	4/4/2008	1024	300
HUMEDAL 8	SALAR PIEDRA PARADA	GARESTE LTDA.	7084500	526000	4/4/2008	1025	300
HUMEDAL 9	SALAR PIEDRA PARADA	GARESTE LTDA.	7084500	527000	4/4/2008	1026	300
HUMEDAL 10	SALAR PIEDRA PARADA	GARESTE LTDA.	7084500	528000	4/4/2008	1027	300
HUMEDAL 11	SALAR PIEDRA PARADA	GARESTE LTDA.	7084500	529500	4/4/2008	1028	300
HUMEDAL 12	SALAR PIEDRA PARADA	GARESTE LTDA.	7081000	531500	4/4/2008	1029	200
HUMEDAL 13	SALAR PIEDRA PARADA	GARESTE LTDA.	7081000	532500	4/4/2208	1030	200
HUMEDAL 14	SALAR PIEDRA PARADA	GARESTE LTDA.	7081000	533500	4/4/2008	1452	200
HUMEDAL 15	SALAR PIEDRA PARADA	GARESTE LTDA.	7081500	534500	4/4/2008	1032	300
HUMEDAL 16	SALAR PIEDRA PARADA	GARESTE LTDA.	7082000	535500	4/4/2008	1033	200
SALAR 1	SALAR PIEDRA PARADA	GARESTE LTDA.	7086500	527500	1/8/2008	36	300
SALAR 2	SALAR PIEDRA PARADA	GARESTE LTDA.	7087500	527500	1/8/2008	37	300

Part III

On or prior to the Closing Date, PGM International will transfer all right, title and interest of the following mineral claims to SALICO.

NAME	PLACE	OWNER	NORTH	EAST	DATE	CLAIM #	HECTARES
LA HOYA UNO	LA LAGUNA	PGM INTERNATIONAL	7101000	501500	3/21/2007	398	200
LA HOYA DOS	LA LAGUNA	PGM INTERNATIONAL	7101000	502500	3/21/2007	399	200

SCHEDULE 5.17

Etna Material Contracts

1.

Property Option Agreement made between Etna, Richard Billingsley and Gaye Richards dated May 28, 2007.

2.

Stock Option Plan dated February 1, 2008.

3.

Stock Option Agreements dated for reference September 15, 2008 between Etna and certain directors and officers of Etna.

4.

Escrow Agreement among Etna, Computershare Investor Services Inc. and the principals of the Corporation dated July 31, 2008.

5.

Agency Agreement between Etna and Canaccord Capital Corporation dated for reference June 15, 2009.

SCHEDULE 6.11

Net Smelter Returns Royalty

NET SMELTER RETURN ROYALTY AGREEMENT

THIS AGREEMENT is dated as of the ___ day of ________, 2009.

BETWEEN:

SOUTH AMERICAN LITHIUM COMPANY S.A. CERRADA (“SALICO”)

AND:

SOCIEDAD GARESTE LIMITADA (the “Gareste”)

1.

INTERPRETATION

1.1

Gareste is a party to an Amended and Restated Securities Exchange Agreement dated September ___, 2009 (the “Exchange Agreement”), to which this Agreement is a schedule. All capitalized words and phrases used herein and not otherwise defined have the meanings ascribed thereto in the Exchange Agreement.

2.

DEFINITIONS

2.1

For all purposes of this Agreement, the following capitalized terms shall have the meanings as follows:

“Allowable Deductions” means:

(a)

all costs, charges and expenses paid or incurred by SALICO for the treatment of Mineral Products in the smelting and refining processes and penalties or offsets charged by the smelter, refinery or other place of treatment in respect of ore-dependent factors, if any, imposed by the smelter or refinery,

(b)

costs of handling, transporting, securing, storing and insuring Mineral Products, whether situated on or off the Properties, to a smelter, refinery or other place of treatment,

(c)

brokerage and selling costs incurred in the sale of the Mineral Products to third parties, and

(d)

ad valorem taxes and taxes based upon production, but not income taxes,

and for greater certainty, Allowable Deductions shall be based upon arm’s length industry standards and if Mineral Products are processed on or off the Properties in a facility wholly or partially owned by SALICO or a SALICO Shareholder or affiliate of SALICO, Allowable Deductions shall not include any costs that are in excess of those which would be incurred on an arm’s length basis, or which would not be Allowable Deductions if those Mineral Products were processed by an independent third party;

“Commencement of Commercial Production” means (a) if a mill is located on the Properties, the last calendar day of a period of 40 consecutive calendar days in which, for not less than 30 calendar days, the mill processed ore from the Properties at 60% of its rated concentrating capacity, or (b) if a mill is not located on the Properties, the last day of a period of 30 consecutive calendar days during which ore has been shipped from the Properties on a reasonably regular basis for the purpose of earning revenues, but any period of time during which ore or concentrate is shipped from the Properties for testing purposes, a bulk sample or during which milling operations are undertaken as initial tune-up, will not be taken into account in determining the date of Commencement of Commercial Production;

“Indemnified Parties” has the meaning set out in Section 10.1;

“Mineral Products” means all metals, minerals, concentrates and other similar materials, which SALICO causes to be mined or otherwise produced and removed from the Properties; and

“Net Smelter Returns Royalty” has the meaning set out in Section 3.1.

3.

GRANT OF NET SMELTER RETURNS ROYALTY

3.1

Following Commencement of Commercial Production, SALICO shall pay Gareste a royalty of two percent (2.0%) of proceeds from the sale of the Mineral Products less Allowable Deductions as received by SALICO from a smelter, refinery, purchaser or other place of treatment (the “Net Smelter Returns Royalty”).

4.

OPERATION OF THE PROPERTIES

4.1

SALICO may, but shall not be obligated to, treat, mill, heap leach, sort, concentrate, refine, smelt, or otherwise process, beneficiate or upgrade the ores, concentrates, and other Mineral Products at sites located on or off the Properties, prior to sale, transfer, or conveyance to a purchaser, user, or consumer. SALICO shall have complete discretion concerning the nature, timing and extent of all exploration, development, mining and other operations conducted on or for the benefit of the Properties and may suspend operations and production on the Properties at any time it considers prudent or appropriate to do so. SALICO shall owe Gareste no duty to explore, develop or mine the Properties, or to do so at any rate or in any manner other than that which SALICO may determine in its sole and unfettered discretion.

5.

ASSIGNMENT AND TRUSTEE

5.1

Gareste may convey or assign all or any undivided portion of the Net Smelter Returns Royalty payable either for a stated term of years or up to a specified dollar amount, provided that such assignment shall not be effective against SALICO until the assignee has delivered to SALICO a written and enforceable undertaking, whereby such assignee agrees to be bound, to the extent of the interest assigned, by all of the terms and conditions of this Agreement and applicable terms of the Exchange Agreement. Notwithstanding any assignment by Gareste, SALICO shall not be or become liable to make payments in respect of the Net Smelter Returns Royalty to, or to otherwise deal in respect of this Agreement with, more than one person.

5.2

If the Net Smelter Returns Royalty is owned by more than one person, the holders thereof shall, as a condition of receiving payment hereunder, nominate and appoint a trustee (the “Trustee”) to act as agent and common trustee for receipt of monies payable hereunder and to otherwise deal with SALICO in respect of such interests (including, without limitation, the giving of notice to take or cease taking in kind) and no royalty owner, including Gareste, shall be entitled to administer or enforce any provisions of this Agreement except through the Trustee. SALICO shall make and be entitled to make payments due hereunder in respect of the Net Smelter Returns Royalty to the Trustee and to otherwise deal with the Trustee as if it were the sole holder of the Net Smelter Returns Royalty hereunder.

5.3

SALICO may assign all or any portion of its interest in the Properties provided such assignment shall not be effective as against Gareste or the Trustee, if applicable, until the assignee has delivered to Gareste or the Trustee, as applicable, a written and enforceable undertaking whereby such assignee agrees to be bound, to the extent of the interest assigned, by all of the terms and conditions of this Agreement.

5.4

Upon appointment, the Trustee will agree to act on behalf of the Gareste, or its assigns, as trustee in accordance with the terms and conditions of this Agreement.

6.

PAYMENT OBLIGATION

6.1

The obligation of SALICO to pay the Net Smelter Returns Royalty to Gareste, or the Trustee, as applicable, shall commence upon the Commencement of Commercial Production.

6.2

Net Smelter Returns Royalties shall be due and payable by SALICO to Gareste, or the Trustee, as applicable, within 30 days following receipt of proceeds from the sale of Mineral Products by SALICO to a smelter, refinery, purchaser or other place of treatment.

6.3

Unless otherwise stated, all payments to be made under this Agreement shall be made in Canadian dollars.

7.

ACCOUNTING AND VERIFICATION

7.1

Net Smelter Returns Royalty payments shall be accompanied by a statement which is certified to be correct by a senior owner of SALICO showing in reasonable detail the basis upon which the Net Smelter Returns Royalty payment was determined including, without limitation:

(a)

the quantities and grades of Mineral Products produced and removed from the Properties in the preceding calendar quarter;

(b)

the gross value of Mineral Products delivered to a smelter or refinery, as reflected by written statements provided by the smelter or refinery;

(c)

true and up to date copies of any agreements pursuant to which Mineral Products are smelted or refined;

(d)

copies of all assay results obtained from Mineral Products which are removed from the Properties;

(e)

an accounting for Allowable Deductions; and

(f)

such other pertinent information as Gareste, or the Trustee, as applicable, may reasonably request, in sufficient detail to further explain the calculation of the Net Smelter Returns Royalty payment.

7.2

In addition, within one hundred twenty (120) days after the end of each fiscal year, SALICO shall deliver to Gareste, or the Trustee, as applicable, a statement setting forth a summary of the determination of the Net Smelter Returns Royalty payable to Gareste, or the Trustee, as applicable, for such year certified to be correct by a senior owner of SALICO, together with a written confirmation by SALICO’s independent auditor (or the auditor of SALICO’s parent company in the event it is a wholly-owned subsidiary) which is addressed to Gareste, or the Trustee, as applicable, and which confirms that the independent auditor has examined such statement and found the determination therein contained to have been made in accordance with the provisions of this Agreement.

7.3

All books and records used by SALICO to calculate Net Smelter Returns Royalties due hereunder shall be kept in accordance with generally accepted accounting principles in Canada and shall be available to Gareste, or the Trustee, as applicable, its auditors and its authorized agents on a confidential basis during normal business hours and after reasonable notice, provided that Gareste, or the Trustee, as applicable, will exercise its access rights pursuant to this section so as to minimize interference with SALICO’s conduct of its business.

8.

OBJECTIONS

8.1

All Net Smelter Returns Royalty payments shall be considered final and in full satisfaction of all obligations of SALICO with respect thereto, unless Gareste, or the Trustee, as applicable, gives SALICO written notice describing and setting forth a specific objection to the determination thereof within ninety (90) days after receipt by Gareste, or the Trustee, as applicable, of the annual statement delivered pursuant to Section 7.2. If Gareste, or the Trustee, as applicable, objects to a statement as herein provided, Gareste, or the Trustee shall, for a period of sixty (60) days after SALICO’s receipt of notice of such objection, have the right, upon reasonable notice and at a reasonable time, to commence to have SALICO’s accounts and records relating to the production of the Mineral Products and the calculation of the Net Smelter Returns Royalty in question audited by a chartered accountant acceptable to both parties. If such audit determines that there has been a deficiency or an excess in the payment made to Gareste, or the Trustee, as applicable, such deficiency or excess shall be resolved by adjusting the next quarterly Net Smelter Returns Royalty payment due hereunder. If production has ceased, settlement shall be made between the parties by cash payment. Gareste, or the Trustee, as applicable, shall pay all costs of such audit unless a deficiency of three percent (3%) or less of the amount due to Gareste, or the Trustee, as applicable, is determined to exist. SALICO shall pay the costs of such audit if a deficiency of three percent (3%) or more of the amount due is determined to exist. Failure on the part of Gareste, or the Trustee, as applicable, to make a claim against SALICO for adjustment in such 90-day period shall establish the correctness of the payment and preclude the filing of exceptions thereto or the making of claims for adjustment thereon.

9.

COMMINGLING

9.1

SALICO shall have the discretion to blend or commingle the Mineral Products with any products mined or otherwise produced from any other properties or mining operations.

10.

INDEMNITY

10.1

SALICO agrees that it shall defend, indemnify, reimburse and hold harmless Gareste, or the Trustee, as applicable, its respective owners, officers, directors, shareholders, employees and its successors and assigns (collectively the “Indemnified Parties”), and each of them, from and against any and all claims, demands, liabilities, actions and proceedings, which may be made or brought against Gareste, or the Trustee, as applicable, or which it may sustain, pay or incur that howsoever result from or relate to operations conducted on or in respect of the Properties that results from or relate to the mining, handling, transportation, smelting or refining of Mineral Products or the handling of transportation of Mineral Products. However, the indemnity provided in this section is limited to claims, demands, liabilities, actions and proceedings that may be made in respect of the Indemnified Parties, in their capacity as or related to holder of the Net Smelter Returns Royalty and shall not include any indemnity in respect of any claims, demands, liabilities, actions and proceedings which may arise in respect of the Indemnified Parties in any other capacity.

11.

CONFIDENTIALITY

11.1

All information, data, reports, records, feasibility studies, agreements, assays, test results, analyses and calculations relating to the Properties, the Mineral Products, the activities of SALICO in respect of the Properties or the Mineral Products or pursuant to this Agreement, and the terms and conditions of this Agreement, all of which is in this section referred to as “Confidential Information”, will be treated by the parties as confidential and will not be disclosed to any person except as expressly permitted herein.

11.2

Gareste, or the Trustee, as applicable, may disclose Confidential Information:

(a)

to its respective auditors, legal counsel, institutional lenders, brokers, underwriters and investment bankers, provided that such non-party users are advised of the confidential nature of the Confidential Information, are required to maintain the confidentiality thereof and are strictly limited to their use of the Confidential Information to those purposes necessary for such non-party users to perform the services for which they were retained by the disclosing party;

(b)

to potential purchasers of the Net Smelter Returns Royalty, provided that such purchasers are advised of the confidential nature of the Confidential Information, enter into a standard non-disclosure agreement in the form required by SALICO acting reasonably, are required to maintain the confidentiality thereof and are strictly limited in their use of the Confidential Information to those purposes necessary for such purchaser to evaluate the Net Smelter Returns Royalty;

(c)

where such disclosure is necessary to comply with Gareste's disclosure obligations under any securities law, rules or regulations or stock exchange listing agreements, policies or requirements or in relation to proposed credit arrangements, provided that the proposed disclosure is limited to factual matters and that Gareste has availed itself of the full benefits of any laws, rules, regulations or contractual rights as to disclosure on a confidential basis to which it may be entitled; or

(d)

with the express written consent of SALICO.

11.3

Any Confidential Information that becomes part of the public domain by no act or omission or breach by Gareste or the Trustee, as applicable, of its obligations under this section shall cease to be Confidential Information for the purposes of this section.

12.

DISPUTE RESOLUTION

12.1

Any disputes arising under this Agreement shall be settled by final and binding arbitration pursuant to the Commercial Arbitration Act of British Columbia.

13.

NOTICES

13.1

Any notice, direction or other instrument required or permitted to be given under this Agreement will be in writing and may be given by the delivery of the same or by mailing the same by prepaid registered or certified mail or by sending the same by facsimile, e-mail or other similar form of communication, in each case addressed to the address first listed above or the facsimile numbers set out in the Exchange Agreement.

13.2

Any notice, direction or other instrument will:

(a)

if delivered, be deemed to have been given and received on the day it was delivered;

(b)

if mailed, be deemed to have been given and received on the fifth (5th) Business Day following the day of mailing, except in the event of disruption of the postal service in which event notice will be deemed to be received only when actually received; and

(c)

if sent by email or other similar form of communication, be deemed to have been received by that party upon the sending party receiving electronic confirmation of delivery.

13.3

Any party may at any time give to the others notice in writing of any change of address of the party giving such notice and from and after the giving of such notice the address or addresses therein specified will be deemed to be the address of such party for the purposes of giving notice hereunder.

14.

BUY-BACK RIGHT

14.1

SALICO may, prior to Commencement of Commercial Production, purchase one-half of the Net Smelter Returns Royalty (1.0%) for US$2,000,000 on a per concession basis. The parties acknowledge that the Properties consist of thirty eight (38) concessions as set out in Part I and Part III of Schedule 3.13 of the Exchange Agreement.

15.

LIMIT ON NET SMELTER RETURNS ROYALTY

15.1

Notwithstanding anything to the contrary set out herein, the maximum Net Smelter Returns Royalty payable by SALICO to Gareste or the Trustee, as applicable, is US$6,000,000 per concession. The parties acknowledge that the Properties consist of thirty eight (38) concessions as set out in Part I and Part III of Schedule 3.13 of the Exchange Agreement.

16.

GENERAL

16.1

Each of the parties hereby agrees to submit to the exclusive jurisdiction of the courts in and of the Province of British Columbia and to the courts to which an appeal of the decisions of such courts may be taken, and consents that service of process with respect to all courts in and of the Province of British Columbia may be made by registered mail to it at the address set forth herein.

16.2

This Agreement shall be exclusively governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

16.3

The parties hereto, upon the request of any other party hereto, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect the matters contemplated herein.

16.4

Time is of the essence of this Agreement.

16.5

This Agreement sets forth the entire understanding of the parties hereto with respect to the Net Smelter Returns Royalty and supersedes any prior written or oral understandings with respect thereto. This Agreement may be executed by facsimile and in one or more counterparts thereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

16.6

The obligations of the parties hereto and the time frames established in this Agreement shall be suspended to the extent and for the period that performance is prevented by any cause beyond either party’s reasonable control, whether foreseeable or unforeseeable, including, without limitation, labour disputes, acts of God, laws, regulations, orders, proclamations or requests of any governmental authority, inability to obtain on reasonable terms required permits, licenses, or other authorizations, or any other matter similar to the above.

16.7

If any provision of this Agreement is or will become illegal, unenforceable or invalid for any reason whatsoever, such illegal, unenforceable or invalid provisions will be severable from the remainder of this Agreement and will not affect the legality, enforceability or validity of the remaining provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto executed this Agreement as of the date first above written.

SOUTH AMERICAN LITHIUM COMPANY S.A. CERRADA

Per:

Authorized Signatory

SOCIEDAD GARESTE LIMITADA

Per:

Authorized Signatory

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